UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04791

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2009

Date of reporting period: October 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Municipal Income Fund

National Portfolio

California Portfolio

New York Portfolio

October 31, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 17, 2009

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund (the “Portfolios”) for the annual reporting period ended October 31, 2009.

In September 2008 Board of Directors (the “Directors”) of the Fund approved changes to certain investment policies of the Insured National Portfolio and the Insured California Portfolio and the renaming of the Portfolios. The Directors approved elimination of the Portfolios’ policy to invest at least 80% of their net assets in insured securities. Consistent with this change in policy, the Directors approved a proposal to rename the Portfolios “National Portfolio II” and “California Portfolio II”, respectively. In light of recent credit declines and downgrades of insurers, the Fund’s adviser, AllianceBernstein L.P. (the “Adviser”), advised the Directors that it believed that most insured securities no longer offer a higher credit-quality investment than uninsured securities. In addition, the supply of insured municipal securities has declined leading to reduced availability of these securities. The Adviser concluded that it could provide better investment opportunities for the Portfolios’ shareholders, through its evaluation of the credit quality of municipal securities, without being restricted to investments primarily in insured municipal securities.

The changes to the Portfolios’ names and non-fundamental policies did not require shareholder approval under the Investment Company Act of 1940,

as amended. The name and policy changes became effective on December 1, 2008.

The Directors also approved, and recommended to shareholders for their approval, a proposal for the California Portfolio II of AllianceBernstein Municipal Income Fund, Inc. to be acquired by the California Portfolio, the Portfolio’s uninsured counterpart. The shareholders of the California Portfolio II approved the acquisition at a Special Meeting of Shareholders held on December 12, 2008 and the acquisition took place on January 23, 2009. Both Portfolios pursue the same investment objective and very similar investment policies. The California Portfolio II differed from the California Portfolio in that it invested principally in insured securities. Subsequent to the change in its policy discussed above, there is little difference between the Portfolios, except that the California Portfolio II invests principally in securities exempt from the federal alternative minimum tax (“AMT”) while California Portfolio may invest without limit in securities subject to the AMT. In connection with the proposal, the Adviser advised the Directors that the California Portfolio did not currently invest a significant amount of its assets in AMT-subject municipal securities (approximately 10%) and the Adviser did not anticipate a significant increase in these investments. In addition, the Adviser noted that it believed that the higher after-tax distribution yields generated by the California Portfolio should offset the value to the California Portfolio II’s shareholders of investing in AMT-exempt municipal securities.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	1

Since the California Portfolio is a substantially larger fund than the California Portfolio II, with a lower expense ratio, both before and after the Adviser’s current expense waiver, the Adviser noted that it was anticipated that the acquisition should result in a significantly lower expense ratio for the California Portfolio II’s shareholders.

In February 2009, the Directors approved, and recommended to shareholders for their approval, a proposal for the National II Portfolio (“National II”) to be acquired by the National Portfolio (“National Portfolio”). The shareholders of National II approved the acquisition at a Special Meeting of Shareholders held on May 21, 2009 and the acquisition took place on June 26, 2009.

Both Portfolios pursue the same investment objective and very similar investment policies. National II differed from National Portfolio in that it invested principally in securities exempt from the federal AMT while National Portfolio may invest without limit in securities subject to the AMT. In connection with the proposal, the Adviser advised the Directors that National Portfolio did not currently invest a significant amount of its assets in AMT-subject municipal securities (approximately 11%) and the Adviser did not anticipate a significant increase in these investments. In addition, the Adviser noted that it believed that the higher after-tax distribution yields generated by National Portfolio should more than offset the value to National II shareholders of investing in AMT- exempt municipal securities. Since National

Portfolio is a substantially larger fund than National II, with a lower expense ratio, both before and after the Adviser’s current expense waiver, the Adviser noted that it was anticipated that the acquisition should result in a significantly lower expense ratio for National II shareholders.

The Directors also approved, and recommended to shareholders for their approval, a proposal for the Florida Portfolio of AllianceBernstein Municipal Income Fund II, Inc. to be acquired by National Portfolio. The shareholders of Florida Portfolio approved the acquisition on June 18, 2009 and the acquisition took place on June 26, 2009.

Both Portfolios pursued substantially the same investment objective and very similar investment policies of investing primarily in investment grade municipal securities with interest that is exempt from federal income tax. Florida Portfolio had an additional investment objective and policy of achieving income exempt from Florida state taxation but Florida has repealed the relevant state taxation. As a result, the investment universe available for both Florida Portfolio and National Portfolio is the same. In connection with the proposal, the Adviser advised the Directors that the Adviser anticipated that the acquisition should result in benefits to the shareholders of Florida Portfolio. As a general matter, since National Portfolio is a substantially larger fund than Florida Portfolio, with a lower expense ratio, both before and after the Adviser’s current

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

expense waiver, the Adviser noted that it was anticipated that the acquisition should result in a lower expense ratio for Florida Portfolio’s shareholders.

Investment Objective and Policies

The investment objective of the three Portfolios is to earn the highest level of current income, exempt from Federal taxation and, in the case of the state Portfolios, state taxation of the respective state that is available without assuming what the Adviser considers to be undue risk. Each Portfolio invests principally in high-yielding, predominantly investment-grade municipal securities. Each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal AMT for certain taxpayers.

Each of the Portfolios that invest in a named state pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The National Portfolio may invest 25% or more of its net assets in a single state.

Investment Results

The tables on pages 7-9 show performance for each Portfolio compared with its benchmark, the Barclays Capital Municipal Index, for the six- and 12-month periods ended October 31, 2009.

For the 12-month period ended October 31, 2009, all of the Portfolios’ Class A shares without sales charges underperformed the benchmark. For the six-month period ended October 31, 2009, all of the Portfolios’ Class A shares without sales charges outperformed the benchmark. The benchmark represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds and posted returns of 4.99% and 13.60% for the six- and 12-month periods.

The 12-month period ended October 31, 2009 was an incredibly volatile period in all financial markets, and the municipal market was no exception. In response to the collapse in the equity and housing markets, the US Federal Reserve aggressively lowered short-term interest rates. After a brief, but sharp sell-off in October 2008, high-grade municipal bonds rallied sharply. Short-term, AAA-rated municipal yields ended the 12-month reporting period about 1.8% lower, while intermediate yields and long-term yields were approximately 1.5% to 1.1% lower. As a result, the absolute returns of investment-grade municipal bonds were very good across the maturity spectrum. In general, the longer the average maturity of the portfolio, the greater the return.

While high-grade municipal bonds rallied sharply over the year as investors sought safety, the rally in lower-rated bonds was largely in the six-month period and varied by credit. For example, the extra yield available for buying Puerto Rico general obligation (GO)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	3

bonds (Baa3/BBB-) versus AAA-rated municipal bonds stood at 2.35% as of October 31, 2009, but it had been approximately 1.5% prior to Lehman Brothers’ bankruptcy in September 2008. While lower rated bonds had significantly lower returns, they were also more volatile. During the first quarter of 2009, the extra yield available on Puerto Rico GOs reached 4% as investors pondered the prospects of an economic depression and the implications for the budgets of state and local governments, especially for lower-rated credits like Puerto Rico. As the threat of a depression faded during the spring and summer, lower-rated bonds on average rallied from their lows, and ultimately outperformed high grades over the past 12 months.

A more detailed description of the contribution to each Portfolio’s relative performance due to security and sector selection versus the benchmark for the annual reporting period ended October 31, 2009, follows. Leverage was beneficial to all Portfolios’ performance during both the six- and 12-month periods.

National Portfolio – The National Portfolio underperformed its benchmark for the 12-month period, but Class A shares outperformed for the six-month period. Underperformance for the 12-month period was largely the result of security selection in the special tax and industrial revenue bond sectors. For the six-month period, performance was helped by security selection in the hospital and special tax sectors.

California Portfolio – The California Portfolio underperformed its benchmark for the 12-month period, but Class A shares outperformed for the six-month period. Underperformance for the 12-month period was the result of security selection in the hospital, transportation and industrial revenue bond sectors, which detracted from relative returns. The Portfolio’s overweight in the housing sector contributed to returns. For the six-month period, performance was helped by security selection in the special tax sector and transportation sectors.

New York Portfolio – The New York Portfolio underperformed its benchmark for the 12-month period, but Class A class shares outperformed for the six-month period. Underperformance for the 12-month period was the result of security selection in the hospital, special tax and industrial revenue bond. For the six-month period, performance was helped by security selection in the airport and education sectors, while security selection in the hospital and transportation sectors detracted.

Market Review & Investment Strategy

As 2009 unfolded, the Municipal Bond Investment Team (the “Team”) sought to reduce the holdings of AAA-rated rated bonds in favor of more AA- and A-rated bonds. By historical standards, the extra yield for modestly reducing credit quality was very high; while it has narrowed since last spring, it remains high. Furthermore, the Team’s research indicates that certain municipal ratings

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

are systematically too low given the issuers’ financial stability. Certain special tax bonds, backed by broad-based sales, income or transportation taxes, should merit ratings of AA and AAA, while those special tax bonds with a more limited tax pledge or geographic area are between A- and AA. Water and sewer bonds and retail electric distribution systems should be rated higher too, in the Team’s opinion. Yet, in all these circumstances, the Team has identified credits with lower ratings, and the Portfolios look to buy these credits. Eventually, the Team believes that the market and the rating agencies will recognize the financial stability of these issuers and their prices and ratings that will move up. In the meantime, the Portfolios can strive to earn the extra income these bonds provide.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. When issued, insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing insured securities, the Team gives consideration to both the insurer and to the credit quality of the underlying issuer. The purpose of insurance is to reduce the credit risk of a particular municipal security by supplementing the creditworthiness of the underlying issuer and providing additional security for payment of the principal and interest. Certain of the insurance companies that insure municipal securities insure other types of securities, including some involving subprime mortgages. The credit quality of many subprime mortgage securities has declined and some bond insurers’ risk of having to make payments to holders of subprime mortgage securities has increased. Because of this risk, the credit ratings of some insurance companies have been downgraded, and may be further downgraded; it is possible that certain insurance companies may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

As of October 31, 2009, the Portfolios’ percentages of total investments in insured bonds and in insured bonds that have been prerefunded are as follows:

Portfolio	Insured Bonds	Prerefunded/ ETM* Bonds
National	46.8%	4.4%
California	45.8%	3.7%
New York	37.3%	4.5%

*	Escrowed to maturity.

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The generally investment-grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	5

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in a Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Prior to October 1, 2009, the maximum front-end sales charge for Class A shares of the Portfolios was 4.25%. If the Class A annualized returns for the Portfolios and Portfolio returns shown in the line graphs reflected the deduction of the former maximum front-end sales charge, their returns would be lower. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Price fluctuation in the Portfolios’ securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolios to decline. The yield or value of the Portfolios’ investments in municipal securities may be affected by political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. Individual state municipal portfolios are non-diversified and are subject to geographic risk based on their narrow investment objectives. The Portfolios may invest in high yield bonds (i.e., “junk bonds”) which involves a greater risk of default and price volatility than other bonds. Investing in non-investment grade debt presents special risks, including credit risk. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2009	Returns
	6 Months	12 Months
National Portfolio
Class A	7.32%	13.11%

Class B*	6.95%	12.35%

Class C	6.83%	12.34%

Advisor Class**	7.48%	13.45%

Barclays Capital Municipal Index	4.99%	13.60%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A to the financial statements for more information.

**  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 10/31/99 TO 10/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund National Portfolio Class A shares (from 10/31/99 to 10/31/09) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on page 6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	7

Historical Performance

CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2009	Returns
	6 Months	12 Months
California Portfolio
Class A	5.62%	11.56%

Class B*	5.16%	10.80%

Class C	5.15%	10.79%

Advisor Class**	5.78%	11.89%

Barclays Capital Municipal Index	4.99%	13.60%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A to the financial statements for more information.

**  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 10/31/99 TO 10/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund California Portfolio Class A shares (from 10/31/99 to 10/31/09) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on page 6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2009	Returns
	6 Months	12 Months
New York Portfolio
Class A	5.24%	12.03%

Class B*	4.88%	11.28%

Class C	4.87%	11.14%

Advisor Class**	5.40%	12.25%

Barclays Capital Municipal Index	4.99%	13.60%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A to the financial statements for more information.

**  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 10/31/99 TO 10/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund New York Portfolio Class A shares (from 10/31/99 to 10/31/09) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on page 6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	9

Historical Performance

NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2009
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			3.58%	5.51%
1 Year	13.11%	9.66%
5 Years	3.52%	2.90%
10 Years	4.61%	4.30%

Class B Shares			3.00%	4.62%
1 Year	12.35%	9.35%
5 Years	2.81%	2.81%
10 Years(a)	4.19%	4.19%

Class C Shares			3.00%	4.62%
1 Year	12.34%	11.34%
5 Years	2.79%	2.79%
10 Years	3.90%	3.90%

Advisor Class Shares†			4.00%	6.15%
1 Year	13.45%	13.45%
Since Inception*	4.62%	4.62%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.91%, 1.63%, 1.61% and 0.69% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Until January 1, 2009 contractual fee waivers and/or expense reimbursements limited the Portfolio’s annual operating expense ratios to 0.68%, 1.38%, 1.38% and 0.38% for Class A, Class B, Class C and Advisor Class, respectively. Effective January 1, 2009, contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expenses to 0.75%, 1.45%, 1.45% and 0.45% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2009.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class is listed above.

See Historical Performance disclosures on page 6.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	8.82%
5 Years	3.41%
10 Years	4.22%

Class B Shares
1 Year	8.39%
5 Years	3.33%
10 Years(a)	4.12%

Class C Shares
1 Year	10.38%
5 Years	3.30%
10 Years	3.83%

Advisor Class Shares†
1 Year	12.49%
Since Inception*	6.42%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class is listed above.

See Historical Performance Disclosures on page 6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	11

Historical Performance

CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2009
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			3.53%	6.05%
1 Year	11.56%	8.26%
5 Years	3.58%	2.95%
10 Years	4.74%	4.42%

Class B Shares			2.93%	5.03%
1 Year	10.80%	7.80%
5 Years	2.86%	2.86%
10 Years(a)	4.29%	4.29%

Class C Shares			2.93%	5.03%
1 Year	10.79%	9.79%
5 Years	2.85%	2.85%
10 Years	4.00%	4.00%

Advisor Class Shares†			3.93%	6.74%
1 Year	11.89%	11.89%
Since Inception*	4.88%	4.88%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.85%, 1.55%, 1.55% and 0.55% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Until January 1, 2009, contractual fee waivers and/or expense reimbursements limited the Portfolio’s annual operating expense ratios to 0.77%, 1.47%, 1.47% and 0.47% for Class A, Class B, Class C and Advisor Class, respectively. Effective January 1, 2009, contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expenses to 0.75%, 1.45%, 1.45% and 0.45% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2009.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class is listed above.

See Historical Performance Disclosures on page 6.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	8.63%
5 Years	3.59%
10 Years	4.48%

Class B Shares
1 Year	8.22%
5 Years	3.52%
10 Years(a)	4.37%

Class C Shares
1 Year	10.21%
5 Years	3.51%
10 Years	4.08%

Advisor Class Shares†
1 Year	12.20%
Since Inception*	7.24%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class is listed above.

See Historical Performance Disclosures on page 6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	13

Historical Performance

NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2009
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			2.88%	4.76%
1 Year	12.03%	8.66%
5 Years	3.83%	3.20%
10 Years	5.11%	4.80%

Class B Shares			2.27%	3.75%
1 Year	11.28%	8.28%
5 Years	3.12%	3.12%
10 Years(a)	4.66%	4.66%

Class C Shares			2.26%	3.73%
1 Year	11.14%	10.14%
5 Years	3.12%	3.12%
10 Years	4.36%	4.36%

Advisor Class Shares†			3.27%	5.40%
1 Year	12.25%	12.25%
Since Inception*	5.35%	5.35%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.88%, 1.60%, 1.58% and 0.49% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Until January 1, 2009, contractual fee waivers and/or expense reimbursements limited the Portfolio’s annual operating expense ratios to 0.58%, 1.28%, 1.28% and 0.28% for Class A, Class B, Class C and Advisor Class, respectively. Effective January 1, 2009, contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expenses to 0.75%, 1.45%, 1.45% and 0.45% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2009.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class is listed above.

See Historical Performance Disclosures on page 6.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	8.53%
5 Years	3.70%
10 Years	4.78%

Class B Shares
1 Year	8.09%
5 Years	3.63%
10 Years(a)	4.63%

Class C Shares
1 Year	10.08%
5 Years	3.60%
10 Years	4.35%

Advisor Class Shares†
1 Year	12.18%
Since Inception*	7.13%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class is listed above.

See Historical Performance Disclosures on page 6.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	15

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2008	Ending Account Value October 30, 2009	Expenses Paid During Period*
National Portfolio
Class A
Actual	$1,000	$1,073.16	$3.92
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.82
Class B
Actual	$1,000	$1,069.54	$7.56
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.37
Class C
Actual	$1,000	$1,068.31	$7.56
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.37
Advisor Class
Actual	$1,000	$1,074.80	$2.35
Hypothetical (5% return before expenses)	$1,000	$1,022.94	$2.29

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value November 1, 2008	Ending Account Value October 30, 2009	Expenses Paid During Period*
New York Portfolio
Class A
Actual	$1,000	$1,052.40	$3.88
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.82
Class B
Actual	$1,000	$1,048.82	$7.49
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.37
Class C
Actual	$1,000	$1,048.73	$7.49
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.37
Advisor Class
Actual	$1,000	$1,054.01	$2.33
Hypothetical (5% return before expenses)	$1,000	$1,022.94	$2.29
California Portfolio
Class A
Actual	$1,000	$1,056.22	$3.89
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.82
Class B
Actual	$1,000	$1,051.58	$7.50
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.37
Class C
Actual	$1,000	$1,051.54	$7.50
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.37
Advisor Class
Actual	$1,000	$1,057.79	$2.33
Hypothetical (5% return before expenses)	$1,000	$1,022.94	$2.29
*	Expenses are equal to the classes’ annualized expense ratios, shown in the table below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Annaulized Expense Ratio
	National	New York	California
Class A	0.75%	0.75%	0.75%
Class B	1.45%	1.45%	1.45%
Class C	1.45%	1.45%	1.45%
Advisor Class	0.45%	0.45%	0.45%

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	17

Fund Expenses

BOND RATING SUMMARY*

October 31, 2009 (unaudited)

*	All data are as of October 31, 2009. Each Portfolio’s quality rating distribution is expressed as a percentage of the Portfolio’s total investments rated in particular ratings categories by Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Bond Rating Summary

NATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2009

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.5%
Long-Term Municipal Bonds – 99.4%
Alabama – 1.8%
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/29	$4,000	$4,106,440
Jefferson Cnty AL GO FSA Series 2004 5.50%, 1/01/21	1,000	979,530
Series 04A 5.25%, 1/01/18-1/01/23	3,900	3,344,397
Jefferson Cnty AL Swr FGIC Series 02 5.00%, 2/01/41 (Prerefunded/ETM)	375	405,379
FGIC Series 02B 5.00%, 2/01/41 (Prerefunded/ETM)	625	682,644
Montgomery AL BMC Spl Care Series 04C 5.25%, 11/15/29 (Prerefunded/ETM)	2,190	2,489,657
Univ of Alabama at Birmingham Hosp Series 08A 5.75%, 9/01/22(a)	3,000	3,205,080

		15,213,127

Arizona – 2.1%
Arizona Hlth Fac Auth (Phoenix Childrens Hospital) 1.26%, 2/01/42(b)	3,850	3,378,452
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	1,240	936,460
Estrella Mtn CFD AZ Desert Vlg 7.375%, 7/01/27	2,589	2,611,240
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) MBIA Series 04 5.00%, 7/01/23	1,750	1,822,852
Pima Cnty AZ IDA (Horizon Learning Ctr) Series 05 5.125%, 6/01/20	3,310	2,887,412
Queen Creek AZ ID #1 5.00%, 1/01/26	1,900	1,766,316
Salt Verde Fin Corp. Gas (Citigroup, Inc.) 5.25%, 12/01/23	3,685	3,520,760

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	19

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sundance AZ CFD #1 Series 02 7.75%, 7/01/22	$475	$450,780

		17,374,272

California – 5.9%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21(c)	6,390	6,736,083
California GO 5.125%, 2/01/28 (Prerefunded/ETM)	1,500	1,712,655
5.25%, 4/01/30	15	15,029
AMBAC 5.00%, 4/01/27	3,705	3,604,076
FSA Series 03 5.00%, 2/01/29	1,445	1,415,161
California Statewide CDA (Enloe Med Ctr) 5.50%, 8/15/23	80	82,750
6.25%, 8/15/28	1,715	1,850,519
Series A 5.375%, 8/15/20	510	531,884
Golden St Tobacco Sec CA XLCA Series 03B 5.50%, 6/01/33 (Prerefunded/ETM)	2,000	2,259,520
Los Angeles CA Harbor Dept Series 2009C 5.25%, 8/01/24	17,205	18,736,589
Manteca CA USD GO MBIA Series 01 Zero Coupon, 9/01/31	11,910	3,243,093
Ontario CA Redev Fin Auth MBIA Series 93 5.80%, 8/01/23 (Prerefunded/ETM)	1,000	1,149,000
San Diego Cnty CA Wtr Auth (San Diego Cnty CA Wtr) FSA Series 08A 5.00%, 5/01/25	3,000	3,145,890
San Diego Gas & Elec Company Series 96A 5.30%, 7/01/21	4,000	4,393,520

		48,875,769

Colorado – 2.2%
Colorado Ed Cul Fac Auth (Knowledge Quest Charter Sch) Series 05 6.50%, 5/01/36	490	400,942

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colorado HFA SFMR (Colorado HFA) Series 99A-2 6.45%, 4/01/30	$445	$479,225
Colorado Hlth Fac Auth (Evangelical Luth Good Sam Soc) 5.25%, 6/01/19-6/01/23	2,200	2,224,717
Colorado Hlth Fac Auth (Parkview Medical Center) Series 04 5.00%, 9/01/25	690	664,408
Northwest Pkwy Pub Hwy Auth Co. FSA Series 01C 5.80%, 6/15/25 (Prerefunded/ETM)(d)	9,000	9,581,580
Park Creek Met Dist Co. Series 05 5.50%, 12/01/30	1,900	1,765,689
Pv Wtr & San Met Dist Co. Series 06 Zero Coupon, 12/15/17	3,305	1,680,923
Todd Creek Farms Met Dist #1 Co. (Todd Creek Farms Met Wtr COP) 6.125%, 12/01/22	1,210	729,957
Todd Creek Farms Met Dist #1 Co. (Todd Creek Farms Met Wtr) Series 04 6.125%, 12/01/19(e)	820	400,947

		17,928,388

Connecticut – 0.1%
Connecticut Hlth & Ed Fac Auth (Griffin Hospital) RADIAN Series 05B 5.00%, 7/01/23	750	672,292

District Of Columbia – 3.9%
District of Columbia (Friendship Pub Charter Sch) ACA 5.00%, 6/01/26	1,000	747,240
District of Columbia GO FSA Series 2007C 5.00%, 6/01/23	10,980	11,723,236
District of Columbia Tax Incr 5.25%, 12/01/26	9,600	10,544,928
District of Columbia Wtr & Swr Auth Series 2008A 5.00%, 10/01/23	4,125	4,425,053

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	21

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington DC Conv Ctr Ded Tax AMBAC 5.00%, 10/01/23	$5,000	$5,108,100

		32,548,557

Florida – 11.9%
Beacon Tradeport CDD FL Series 02B 7.25%, 5/01/33	1,005	1,015,070
Bonnet Creek Resort CDD FL Series 02 7.25%, 5/01/18	4,000	3,538,520
Capital Trust Agy FL (Cargo Acquisition Group) Series 02 6.25%, 1/01/19	480	440,702
Series 03 5.75%, 1/01/32	2,000	1,516,060
Collier Cnty FL IDA (Allete) Series 96 6.50%, 10/01/25	705	705,099
Concorde Estates CDD FL Series 04B 5.00%, 5/01/11	675	344,533
Crossings at Fleming Is CDD FL Series 00C 7.05%, 5/01/15	1,375	1,365,760
7.10%, 5/01/30	2,240	2,053,162
Dade Cnty FL HFA MFHR (Golden Lakes Apts) Series 97A 6.00%, 11/01/32	250	248,765
6.05%, 11/01/39	750	747,937
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33(e)(f)	1,445	733,554
Series 02B 6.625%, 5/01/33(e)(f)	620	314,935
Florida HFC MFHR (Mystic Pointe II Apts) Series 00 6.30%, 12/01/41	1,165	1,182,289
Florida HFC MFHR (Sable Chase Apts) FSA Series 00 6.00%, 5/01/40	3,650	3,665,805

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida HFC MFHR (Spring Harbor Apts) Series 99C-1 5.90%, 8/01/39	$2,470	$2,334,520
Florida HFC MFHR (Waverly Apts) FSA Series 00C-1 6.50%, 7/01/40	2,790	2,832,380
Hamal CDD FL Series 01 6.65%, 5/01/21 (Prerefunded/ETM)	1,100	1,205,226
Highlands Cnty FL Hlth Facs Auth Series 01A 6.00%, 11/15/31 (Prerefunded/ETM)	2,000	2,207,240
Hollywood FL Cmnty Redev Agy (Beach CRA) XLCA 5.00%, 3/01/24	5,000	4,929,300
Indian Trace Dev Dist FL MBIA Series 05 5.00%, 5/01/22-5/01/23	2,480	2,403,497
Jacksonville FL EDC (Mayo Clinic Jacksonville) Series 01C 5.50%, 11/15/36	6,750	6,889,320
Jacksonville FL Excise Tax AMBAC Series 02B 5.00%, 10/01/26	3,925	3,992,746
Lee Cnty FL HFA SFMR (Lee Cnty FL HFA) Series 00A-1 7.20%, 3/01/33	70	72,130
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) FSA Series 00A 6.00%, 10/01/32	9,500	9,543,415
Manatee Cnty FL HFA SFMR (Manatee Cnty FL HFA) Series 99 6.25%, 11/01/28	225	228,872
Marshall Creek CDD FL Series 02A 6.625%, 5/01/32	2,545	1,848,739
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) Series 01A 6.80%, 11/15/31	5,100	4,865,349

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	23

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Miami-Dade Cnty FL Ed Fac Auth (Univ of Miami FL) Series 08A 5.20%, 4/01/24	$2,500	$2,548,975
Miami-Dade Cnty FL HFA SFMR (Miami-Dade Cnty FL HFA) Series 00A-1 6.00%, 10/01/32	530	534,516
Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	5,595	5,371,088
No Palm Beach Cnty FL ID #27-B Series 02 6.40%, 8/01/32	1,060	817,430
No Palm Beach Cnty FL ID #43 6.125%, 8/01/31 (Prerefunded/ETM)	1,000	1,099,920
North Broward FL Hosp Dist Series 01 6.00%, 1/15/31 (Prerefunded/ETM)	1,700	1,821,941
Orange Cnty FL HFA MFHR (Loma Vista Apts) Series 99G 5.50%, 3/01/32	2,000	1,846,800
Orlando FL Spl Assmt Conroy Rd Series 98A 5.80%, 5/01/26	3,250	2,978,820
Palm Beach Cnty FL 6.10%, 8/01/21	60	54,599
6.10%, 8/01/21 (Prerefunded/ETM)	510	560,740
Pasco Cnty FL HFA MFHR (Pasco Woods Apts) Series 99A 5.90%, 8/01/39	3,690	3,487,603
Pier Park CDD FL Series 02-1 7.15%, 5/01/34	3,245	2,671,511
Preserve at Wilderness CDD FL Series 02A 7.10%, 5/01/33	1,405	1,311,188
Tampa FL (Univ of Tampa FL) RADIAN Series 02 5.625%, 4/01/32	3,175	3,095,911
Tara CDD FL Series 00A 7.15%, 5/01/31	1,715	1,461,369
Village Ctr CDD FL MBIA 5.125%, 10/01/28	1,000	964,180

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Volusia Cnty FL Ed Fac Auth (Embry-Riddle Aeronautical Univ) Series 99A 5.75%, 10/15/29	$2,000	$2,003,200
Volusia Cnty FL Hlth Fac Auth (John Knox Village of FL) RADIAN Series 96A 6.00%, 6/01/17	1,905	1,912,391
West Palm Beach CDD FL 5.00%, 3/01/25-3/01/29	3,640	3,187,307

		98,954,414

Illinois – 7.3%
Chicago IL Brd of Ed GO FSA Series 07 5.00%, 12/01/24	15,000	15,574,650
Chicago IL GO Series 08A 5.25%, 1/01/23	10,000	11,030,600
Chicago IL HFA SFMR (Chicago IL HFA) Series 98A 6.45%, 9/01/29	180	179,156
Series 98C-1 6.30%, 9/01/29	140	145,954
Series 99 A 6.35%, 10/01/30	185	193,051
Series 99C 7.05%, 10/01/30	40	40,529
Chicago IL O’hare Intl Arpt (O’hare Intl Arpt) XLCA Series 03B-1 5.25%, 1/01/34	5,100	5,158,446
Chicago IL SA Lakeshore East Series 03 6.75%, 12/01/32	1,750	1,589,140
Chicago IL Sales Tax FSA Series 05 5.00%, 1/01/25	6,905	7,322,960
Chicago IL Tax Increment (Diversey/Narragansett Proj) 7.46%, 2/15/26	2,580	2,338,951
Gilberts IL SSA #1 Series 03 6.00%, 3/01/28	2,411	1,910,235
Hampshire IL SSA 5.80%, 3/01/26	2,370	1,947,619

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	25

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Auth (Illinois Institute of Technology) Series 06A 5.00%, 4/01/31	$750	$649,657
Illinois Sports Fac Auth Spl Tax AMBAC Series 01 5.50%, 6/15/30(d)	7,000	7,028,700
Manhattan SSA #2004-1 IL Series 05 5.875%, 3/01/28	2,317	1,969,427
Metro Pier & Expo Auth IL Spl Tax MBIA Series 02A 5.25%, 6/15/42	3,500	3,561,950

		60,641,025

Indiana – 1.2%
Franklin Twp IN Sch Bldg Corp. AMBAC 5.00%, 7/15/21-7/15/22	6,625	6,947,695
Hendricks Cnty IN GO 5.50%, 7/15/23	1,165	1,255,660
Indiana Dev Fin Auth (Inland Steel Company) Series 97 5.75%, 10/01/11	1,825	1,808,247

		10,011,602

Iowa – 0.0%
Coralville IA BAN Series 07C 5.00%, 6/01/18	240	249,811

Kansas – 0.1%
Lenexa KS Hlth Care Fac (Lakeview Village, Inc.) 5.25%, 5/15/22	1,260	1,051,130

Louisiana – 3.3%
DE Soto Parish LA PCR (International Paper Company) Series A-2 5.00%, 10/01/12	2,200	2,253,086
Lafayette LA Communications XLCA 5.25%, 11/01/20-11/01/23	8,765	9,148,339
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	1,130	1,080,122

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana Loc Govt Envrn Fac & CDA (Cargo Acquisition Group) Series 02 6.65%, 1/01/25	$680	$603,364
Louisiana Loc Govt Envrn Fac & CDA (Jefferson Parish LA) Series 2009A 5.00%, 4/01/26	715	733,318
New Orleans LA GO MBIA Series 05 5.00%, 12/01/29	3,990	3,739,947
5.25%, 12/01/21	4,495	4,506,372
RADIAN
5.00%, 12/01/18-12/01/19	4,140	4,096,218
RADIAN Series A
5.00%, 12/01/22	1,060	1,038,058

		27,198,824

Maryland – 0.9%
Maryland CDA SFMR (Maryland CDA) Series 00A 6.10%, 7/01/38	6,285	6,288,834
Maryland Ind Dev Fin Auth (Medical Waste Assoc LP) Series 89 8.75%, 11/15/10(e)(f)	1,225	1,125,077

		7,413,911

Massachusetts – 3.2%
Massachusetts Dev Fin Agy (Seven Hills Foundation) RADIAN Series 99 5.15%, 9/01/28	6,035	5,042,061
Massachusetts GO Series 02C 5.25%, 11/01/30 (Prerefunded/ETM)	5,000	5,577,650
Massachusetts Hlth & Ed Facs Auth (Berkshire Health Sys) RADIAN Series 01E 5.70%, 10/01/25	5,800	5,899,006
Massachusetts Hlth & Ed Facs Auth (Cape Cod Healthcare) RADIAN Series 01C 5.25%, 11/15/31	1,600	1,328,368
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) MBIA Series 08 5.375%, 2/01/26	1,250	1,263,350

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	27

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Port Auth Series 99D 6.00%, 7/01/29	$7,500	$7,527,525

		26,637,960

Michigan – 3.8%
Detroit MI Wtr Supply Sys FGIC Series 01B 5.50%, 7/01/33 (Prerefunded/ETM)	1,450	1,575,077
FSA Series 2006A
5.00%, 7/01/24	9,980	10,229,101
Kalamazoo MI Fin Auth FGIC Series 94A 9.455%, 6/01/11 (Prerefunded/ETM)(a)(g)	1,440	1,447,862
Kent MI Hosp Fin Auth (Kent Metropolitan Hospital) Series 05A 5.75%, 7/01/25	710	606,454
Michigan HDA MFHR (Michigan HDA) AMBAC Series 97A 6.10%, 10/01/33	330	330,086
Michigan Hosp Fin Auth Series 01 5.625%, 11/15/36 (Prerefunded/ETM)	2,650	2,916,033
Michigan Hosp Fin Auth (Trinity Health Credit Group) Series 00A 6.00%, 12/01/27	4,515	4,609,996
Michigan Trunk Line Spl Tax FSA Series 01A 5.25%, 11/01/30 (Prerefunded/ETM)	1,000	1,084,640
Plymouth MI Ed Ctr Charter Sch Series 05 5.375%, 11/01/30	2,000	1,478,280
Saginaw MI Hosp Fin Auth (Covenant Medical Ctr) Series 00F 6.50%, 7/01/30	2,290	2,307,931
Wayne State Univ MI Series 2009 5.00%, 11/15/29	5,215	5,343,080

		31,928,540

Minnesota – 1.3%
Maple Grove MN Hlth Care Sys (Maple Grove Hospital) 5.00%, 5/01/22	1,350	1,351,661

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minneapolis-St Paul MN Intl Arpt MBIA-RE Series 00B 6.00%, 1/01/21	$3,520	$3,573,926
Shakopee MN Hlthcare Fac (St. Francis Reg Medical Ctr) Series 04 5.10%, 9/01/25	2,700	2,662,335
St. Paul MN Hsg & Redev Auth (Healtheast) Series 05 6.00%, 11/15/25	1,000	925,350
Western MN Mun Pwr Agy FSA 5.00%, 1/01/17	2,300	2,477,422

		10,990,694

Missouri – 2.1%
Kansas City MO IDA Arpt (Cargo Acquisition Group) Series 02 6.25%, 1/01/30	1,955	1,625,231
Kansas City MO Spl Oblig (Kansas City MO Lease-Dntn Arena) Series 08C 5.00%, 4/01/28	14,000	14,239,680
Missouri Dev Fin Brd (Crackerneck Creek MO Tax Alloc) Series 05C 5.00%, 3/01/26	1,000	987,850
Riverside MO IDA (Riverside Horizons Proj) ACA Series 07A 5.00%, 5/01/27	650	608,231

		17,460,992

Nevada – 7.1%
Carson City NV Hosp (Carson Tahoe Hospital) RADIAN Series 03A 5.125%, 9/01/29	4,800	4,136,880
Clark Cnty NV Airport PFC (Mccarran Airport) 5.25%, 7/01/18	9,090	9,824,290
Clark Cnty NV GO AMBAC Series 2006 5.00%, 11/01/23	13,250	13,796,828
Clark Cnty NV SD GO MBIA-RE 5.00%, 6/15/22	5,720	6,077,328

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	29

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Las Vegas NV Wtr Dist MBIA-RE Series 05 5.00%, 6/01/27	$5,000	$5,097,200
Nevada GO MBIA-RE Series 2007B 5.00%, 12/01/25	5,800	6,062,218
Nevada Sys Hgr Ed (Univ of Nevada) AMBAC Series 2005B 5.00%, 7/01/26	6,715	6,900,737
AMBAC Series B 5.00%, 7/01/25	6,985	7,200,906

		59,096,387

New Hampshire – 1.0%
New Hampshire Bus Fin Auth (Public Service New Hampshire) Series 93E 6.00%, 5/01/21	4,000	4,058,200
New Hampshire Hlth & Ed Fac Auth (Covenant Health Sys) Series 04 5.375%, 7/01/24	1,680	1,691,206
New Hampshire Hlth & Ed Fac Auth (Dartmouth Hitchcock Oblig Grp) FSA Series 02 5.50%, 8/01/27	2,250	2,300,850

		8,050,256

New Jersey – 1.7%
Morris-Union NJ Jt Comm COP RADIAN Series 04 5.00%, 5/01/27	5,175	4,987,924
New Jersey Ed Fac Auth AMBAC Series 02A 5.125%, 9/01/22 (Prerefunded/ETM)	2,500	2,779,100
New Jersey EDA (New Jersey Lease Sch Fac) Series 05 5.25%, 3/01/25	6,200	6,525,500

		14,292,524

New Mexico – 1.4%
Clayton NM Jail Proj CIFG 5.00%, 11/01/25-11/01/27	13,095	11,588,799

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York – 2.9%
Erie Cnty NY IDA (Buffalo NY SD GO) FSA Series 04 5.75%, 5/01/25-5/01/26	$5,100	$5,432,821
New York NY GO 5.25%, 9/01/23	5,000	5,406,500
Series 03A 5.50%, 8/01/21	5,000	5,371,150
Series 04G 5.00%, 12/01/23	895	940,332
Series 1 5.75%, 3/01/17	420	458,359
Series 2007 5.00%, 1/01/23	1,000	1,049,590
New York NY IDA (Lycee Francais) ACA Series 02C 6.80%, 6/01/28	2,500	2,639,375
New York St Dormitory Auth (Orange Regl Med Ctr) Series 2008 6.50%, 12/01/21	1,760	1,768,254
New York St HFA (New York St Pers Income Tax) MBIA-RE Series 05A 5.00%, 9/15/25	1,200	1,255,584
New York St Liberty Corp. (National Sports Museum Proj) 6.125%, 2/15/19(e)(f)	1,188	3,564

		24,325,529

North Carolina – 0.2%
Iredell Cnty NC COP (Iredell Cnty Sch Proj) FSA Series 08 5.25%, 6/01/22	920	1,023,932
North Carolina Eastern Mun Pwr Agy AMBAC Series 05A 5.25%, 1/01/20	1,000	1,047,010

		2,070,942

North Dakota – 0.3%
Ward Cnty ND Hlth Care Fac (Trinity Health) Series 2006 5.125%, 7/01/18-7/01/20	2,065	2,091,106

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	31

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio – 3.2%
Cleveland OH Pub Pwr Sys MBIA-RE Series 06A 5.00%, 11/15/18	$2,835	$2,952,511
Cleveland OH, Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	5,500	5,963,705
Cuyahoga Cnty OH Port Auth (University Square Proj) Series 01 7.35%, 12/01/31	8,400	8,422,596
Hamilton Cnty OH Sales Tax AMBAC Series B 5.25%, 12/01/32	1,440	1,444,104
Toledo-Lucas Cnty OH Port Auth (CSX Corporation, Inc.) Series 92 6.45%, 12/15/21	6,730	7,523,669

		26,306,585

Oregon – 0.6%
Forest Grove OR (Pacific Univ) RADIAN Series 05A 5.00%, 5/01/28	2,995	2,750,848
Oregon Hsg & Cmnty Svc SFMR (Oregon Hsg & Cmnty Svc) Series 02B 5.45%, 7/01/32	1,945	1,907,656

		4,658,504

Pennsylvania – 3.0%
Allegheny Cnty PA Hgr Ed Auth (Carnegie Mellon University) Series 02 5.50%, 3/01/28	5,665	5,812,233
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	4,200	3,872,358
Ephrata Area SD PA GO FGIC Series 05 5.00%, 3/01/22 (Prerefunded/ETM)	2,565	2,925,331
Montgomery Cnty PA Hgr Ed Fac (Abington Memorial Hospital) Series 02A 5.125%, 6/01/32	2,000	1,871,740

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania IDA (Pennsylvania IDA Econ Dev) Series 08A 5.50%, 7/01/23	$3,940	$4,205,162
Pennsylvania Turnpike Comm AMBAC Series 01 5.25%, 7/15/41 (Prerefunded/ETM)	800	869,920
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 5.25%, 7/01/24	1,030	829,830
South Central Gen Auth PA MBIA Series 01 5.25%, 5/15/31 (Prerefunded/ETM)	3,800	4,068,975
Susquehanna PA Arpt Fac (Aero Harrisburg LLC) Series 99 5.50%, 1/01/24	500	383,220

		24,838,769

Puerto Rico – 2.4%
Puerto Rico Elec Pwr Auth XLCA Series 02-1 5.25%, 7/01/22 (Prerefunded/ETM)	6,935	7,763,941
Puerto Rico GO 5.25%, 7/01/23	1,700	1,680,297
Series 01A 5.50%, 7/01/19	1,000	1,033,220
Series 03A 5.25%, 7/01/23	500	501,280
Series 04A 5.25%, 7/01/19	2,880	2,926,138
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	510,210
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	1,065	1,077,673
Univ of Puerto Rico Series 06Q 5.00%, 6/01/19-6/01/20	4,460	4,426,141

		19,918,900

Rhode Island – 0.6%
Rhode Island EDC (Providence Place Mall) RADIAN Series 00 6.125%, 7/01/20	5,500	5,421,350

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	33

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

South Carolina – 1.6%
Dorchester Cnty SC SD #2 Lease 5.00%, 12/01/29	$400	$407,380
Series 06 5.00%, 12/01/30	1,500	1,516,860
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) Series 05 5.00%, 12/01/27-12/01/30	6,675	6,807,445
SCAGO Edl Facs Corp. (Calhoun Sch Proj) RADIAN 5.00%, 12/01/21	5,245	4,565,563

		13,297,248

Tennessee – 0.2%
Sullivan Cnty TN Hlth & Hfb (Wellmont Hlth Sys Proj) Series 06C 5.00%, 9/01/22	1,990	1,837,029
5.25%, 9/01/26	275	249,524

		2,086,553

Texas – 12.5%
Alvin TX ISD GO Series 2004B 5.00%, 2/15/28	1,290	1,395,354
Bexar Cnty TX Hlth Fac Dev (Army Retirement Residence) 5.00%, 7/01/27	475	400,767
Brownwood TX ISD GO Series 2005 5.00%, 8/15/25	4,255	4,499,407
Camino Real Regl Mob Auth TX 5.00%, 2/15/21-2/15/22	4,270	4,184,600
Series 2008 5.00%, 8/15/21	1,790	1,749,367
Corpus Christi TX Gen Arpt FSA Series 00B 5.375%, 2/15/30	7,100	7,245,053
Dallas Fort Worth TX Intl Arpt MBIA-RE Series 01 5.50%, 11/01/35	13,400	13,145,668
Ector Cnty TX ISD GO 5.25%, 8/15/27	160	168,493
El Paso Cnty TX Hosp Dist GO Series 2008A 5.00%, 8/15/23	5,000	5,294,650

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Garza Cnty Pub Fac Corp. (Garza Cnty TX Lease Corr Fac) 5.50%, 10/01/19	$535	$497,438
Grapevine TX Arpt Fac (Cargo Acquisition Group) 6.50%, 1/01/24	995	882,048
Guad Blanco River Auth TX MBIA Series 04A 5.00%, 8/15/24	1,895	1,935,780
Hidalgo Cnty TX Hlth Fac Svcs (Mission Hospital, Inc.) Series 05 5.00%, 8/15/14-8/15/19	730	732,945
Houston TX IDC (Cargo Acquisition Group) Series 02 6.375%, 1/01/23	3,000	2,624,970
Laredo TX ISD Lease AMBAC Series 04A 5.00%, 8/01/24	1,000	1,008,550
Magnolia TX ISD GO 5.00%, 8/15/20	6,165	6,811,893
North Texas Hgr Ed Auth FSA Series 07 5.00%, 9/01/24	1,000	990,640
San Antonio TX Elec & Gas Series 08 5.00%, 2/01/26	6,830	7,319,984
Series 2005
5.00%, 2/01/25	5,000	5,270,300
Series 2006A
5.00%, 2/01/22	6,495	6,968,875
Series 2009A
5.25%, 2/01/24	3,260	3,646,864
San Antonio TX GO Series 02 5.00%, 2/01/22-2/01/23	4,545	4,721,778
Seguin Hgr Ed Fac Corp. TX (Texas Lutheran Univ) Series 04 5.25%, 9/01/28	1,000	835,760
Texas Turnpike Auth (Texas Turnpike) AMBAC Series 02A 5.50%, 8/15/39	9,500	9,254,805
Tyler TX Hlth Fac Dev Corp. Series 01 6.00%, 7/01/31 (Prerefunded/ETM)	3,900	4,339,374

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	35

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tyler TX Hlth Fac Dev Corp. (Mother Frances Hosp Reg Hlth) 5.25%, 7/01/26	$2,000	$1,806,120
Wichita TX ISD GO Series 2007 5.00%, 2/01/27	6,000	6,369,780

		104,101,263

Utah – 0.3%
Intermountain Pwr Agy UT Series 2008A 5.25%, 7/01/23	2,750	2,856,260

Virgin Islands – 0.9%
Virgin Islands Pub Fin Auth (Virgin Islands PFA Gr Receipts) FSA Series 03 5.00%, 10/01/13-10/01/14	2,025	2,160,814
5.25%, 10/01/15-10/01/17	5,460	5,736,504

		7,897,318

Virginia – 0.5%
Arlington Cnty VA IDA Series 01 5.25%, 7/01/31 (Prerefunded/ETM)	1,000	1,082,150
Bell Creek CDA VA Series 03A 6.75%, 3/01/22	562	561,696
Broad Street CDA VA Series 03 7.50%, 6/01/33	3,000	2,682,450

		4,326,296

Washington – 6.7%
Energy Northwest WA (Bonneville Power Admin) AMBAC 5.00%, 7/01/21	11,470	11,923,180
Series 2006 5.00%, 7/01/24	4,055	4,321,494
FYI Properties (Washington St Lease Dept Info Svc Proj) 5.25%, 6/01/26	4,000	4,272,880
Series 2009 5.00%, 6/01/27	615	641,605
King Cnty WA SD #414 GO MBIA 5.00%, 12/01/24	4,500	4,835,025
Spokane WA GO AMBAC 5.00%, 12/01/22	7,940	8,522,716

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tacoma WA Refuse Util XLCA Series 06 5.00%, 12/01/18	$3,615	$3,772,325
Washington St GO AMBAC 5.00%, 1/01/24	5,000	5,386,200
MBIA-RE Series 2008D 5.00%, 1/01/27	6,380	6,757,122
Series 2008D 5.00%, 1/01/26	5,000	5,348,450

		55,780,997

West Virginia – 0.3%
Fairmont WV St College MBIA-RE Series 02A 5.375%, 6/01/27	2,500	2,568,675

Wisconsin – 0.9%
Milwaukee WI (Cargo Acquisition Group) Series 02 6.50%, 1/01/25	2,260	1,949,002
Wisconsin Hlth & Ed Fac Auth MBIA 5.25%, 8/15/20	5,000	4,739,150
Wisconsin Hlth & Ed Fac Auth (Bell Tower Residence) Series 05 5.00%, 7/01/25	1,270	1,154,798

		7,842,950

Total Long-Term Municipal Bonds (cost $835,875,931)		828,568,519

SHORT-TERM MUNICIPAL NOTES – 0.1%
Colorado – 0.1%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.20%, 5/01/38(h) (cost $600,000)	600	600,000

Total Investments – 99.5% (cost $836,475,931)		829,168,519
Other assets less liabilities – 0.5%		3,858,503

Net Assets – 100.0%		$833,027,022

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	37

National Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$4,745	2/12/12	SIFMA	*	3.548%		$288,802
Merrill Lynch	6,300	10/21/16	SIFMA	*	4.128%		657,617
Merrill Lynch	2,500	7/30/26	4.090%		SIFMA	*	(262,425)
Merrill Lynch	2,500	11/15/26	4.377%		SIFMA	*	(373,443)

(a)	Variable rate coupon, rate shown as of October 31, 2009.

(b)	Floating Rate Security. Stated interest rate was in effect at October 31, 2009.

(c)	When-Issued or delayed delivery security.

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	Illiquid security.

(f)	Security is in default and is non-income producing.

(g)	Inverse Floater Security—Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(h)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of October 31, 2009, the Portfolio held 46.6% of net assets in insured bonds (of this amount 9.4% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

Glossary

ACA – ACA Financial Guaranty Corporation

AMBAC – Ambac Assurance Corporation

BAN – Bond Anticipation Note

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

CRA – Community Redevelopment Agency

EDA – Economic Development Agency

EDC – Economic Development Corporation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

FSA – Financial Security Assurance Inc.

GO – General Obligation

HAD – Housing Development Authority

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

ID – Improvement District

IDA – Industrial Development Authority/Agency

IDC – Industrial Development Corporation

ISD – Independent School District

LP – Limited Partnership

MBIA – MBIA Insurance Corporation+

MBIA-RE – MBIA Reinsuring FGIC

MFHR – Multi-Family Housing Revenue

PCR – Pollution Control Revenue Bond

PFA – Public Finance Authority

PFC – Passenger Facility Charge

RADIAN – Radian Asset Assurance Inc.

SD – School District

SFMR – Single Family Mortgage Revenue

SSA – Special Services Area

USD – Unified School District

XLCA – XL Capital Assurance Inc.

+	MBIA – Bonds insured by MBIA Insurance Corporation (“MBIA”) which for U.S. public finance was subsequently restructured and renamed National Public Finance Guarantee Corporation.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	39

National Portfolio—Portfolio of Investments

CALIFORNIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2009

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 100.2%
Long-Term Municipal Bonds – 99.9%
California – 93.1%
Acalanes CA UHSD GO FSA Series 05B 5.25%, 8/01/24	$5,000	$5,362,550
Banning CA Util Auth Wtr MBIA-RE Series 05 5.25%, 11/01/30	8,405	8,443,999
Bay Area Infra Fin Auth (California St Acceleration Nts) MBIA-RE 5.00%, 8/01/17	6,000	6,114,900
Bay Area Toll Auth CA Series 2009F1 5.25%, 4/01/27	8,070	8,722,621
Beaumont CA Fing Auth AMBAC Series C 5.00%, 9/01/26	3,305	3,029,727
Butte-Glenn CCD CA GO MBIA Series 05B 5.00%, 8/01/25	3,620	3,736,311
California Dept Vets Aff SFMR AMBAC Series 02A 5.35%, 12/01/27	22,320	22,448,563
California Dept Wtr Res Wtr 5.00%, 12/01/24	5,000	5,424,000
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21(a)	5,725	6,035,066
California Ed Fac Auth (California Clg of Arts) Series 01 5.875%, 6/01/30	2,200	1,965,040
California Ed Fac Auth (Univ of The Pacific) 5.00%, 11/01/21	990	1,004,315
Series 04 5.00%, 11/01/20	1,000	1,025,720
5.25%, 5/01/34	1,000	1,001,730
California GO 5.00%, 8/01/22-2/01/32	21,600	20,905,164
5.125%, 6/01/31	20	19,279
5.125%, 6/01/31 (Prerefunded/ETM)	1,710	1,832,504
5.25%, 2/01/30-4/01/30	10,475	10,493,858
5.25%, 2/01/30 (Prerefunded/ETM)	45	49,334

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.30%, 4/01/29	$5	$5,025
5.30%, 4/01/29 (Prerefunded/ETM)	6,395	7,383,411
MBIA 5.00%, 6/01/18	5,000	5,210,950
MBIA Series 02 5.00%, 2/01/32 (Prerefunded/ETM)	3,500	3,817,695
MBIA Series 03 5.25%, 2/01/16	2,050	2,146,740
Series 03 5.25%, 2/01/24	3,500	3,555,475
California HFA MFHR (California HFA) AMBAC Series 95A 6.25%, 2/01/37	1,235	1,237,013
California HFA SFMR (California HFA) Series 99A-2 5.25%, 8/01/26	1,705	1,590,526
California Hlth Fac Fin Auth (Catholic Healthcare West) Series G 5.50%, 7/01/25	2,000	2,038,460
California Hlth Fac Fin Auth (Cottage Healthcare Sys) MBIA Series 03B 5.00%, 11/01/23	2,500	2,512,550
California Hlth Fac Fin Auth (Lucile Packard Children’s Hosp) AMBAC Series 03C 5.00%, 8/15/21	3,365	3,437,920
California Infra & Eco Dev Bk (Kaiser Permanente) Series 01A 5.55%, 8/01/31	18,000	18,179,640
California Poll Cntl Fin Auth (Pacific Gas & Electric Company) MBIA Series 96A 5.35%, 12/01/16	15,500	16,017,855
California Poll Cntl Fin Auth (Southern CA Edison Company) MBIA Series 99C 5.55%, 9/01/31	7,950	7,312,887
California Poll Cntl Fin Auth (Tracy Material Recovery) ACA Series 99A 5.70%, 8/01/14	3,670	3,618,657
California Pub Wks Brd (CA Lease Mental Hlth Coalinga) Series 04A 5.50%, 6/01/22-6/01/23	6,790	6,757,009

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	41

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Pub Wks Brd (CA Lease Richmond Lab) XLCA Series 05B 5.00%, 11/01/30	$4,270	$3,727,795
California Pub Wks Brd (Univ of California Lease) Series 04F 5.00%, 11/01/26	8,065	8,196,621
Series 05C 5.00%, 4/01/23	3,130	3,225,465
California Rural Home Mtg Series 00B 6.25%, 12/01/31	70	70,909
Series 00D 6.00%, 12/01/31	215	215,866
California State Univ AMBAC Series A 5.00%, 11/01/19	6,025	6,368,064
MBIA-RE Series 03A 5.00%, 11/01/22	6,000	6,195,660
California Statewide CDA (Saint Mark’s School) Series 01 6.75%, 6/01/28	2,345	2,362,939
California Statewide CDA (San Diego Space/Sci Fdtn) Series 96 7.50%, 12/01/16	2,055	2,092,545
California Statewide CDA (Wildwood Elementary School) Series 01 7.00%, 11/01/29	3,675	3,526,493
California Statewide CDA MFHR (Highland Creek Apts) Series 01K 5.40%, 4/01/34	5,745	5,837,609
California Statewide CDA MFHR (Santa Paula Village Apts) Series 98D 5.43%, 5/01/28	2,035	2,036,343
Capistrano CA USD GO FSA Series 01B Zero Coupon, 8/01/25	8,000	3,272,400
MBIA-RE Series 00A 6.00%, 8/01/24	1,550	1,604,994
Castaic Lake CA Wtr Agy AMBAC Series 04A 5.00%, 8/01/16-8/01/18	4,325	4,567,028

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MBIA Series 01A 5.20%, 8/01/30	$1,625	$1,641,283
Chino CA Redev Agy Tax Alloc (Chino CA Redev Proj Area B) AMBAC Series 01B 5.25%, 9/01/30	4,960	4,508,640
Chino Hills CA CFD #10 (Chino Hls CA CFD #10 Fairfield) Series 00 6.95%, 9/01/30	5,200	5,249,556
Coachella Valley CA USD COP AMBAC 5.00%, 9/01/23	2,500	2,436,525
Commerce CA Jt Pwrs Fin Auth (Commerce CA Lease Cmnty Ctr) XLCA Series 04 5.00%, 10/01/34	2,015	1,549,737
Corona CA CFD #97-2 (Corona CA CFD #97-2 Eagle Glen) Series 98 5.875%, 9/01/23	5,680	5,087,519
E CA Mun Wtr Dist CFD #2001-01A Series 02 6.40%, 9/01/32	3,550	3,152,968
East Palo Alto CA Pub Fin Auth (Univ Circle Gateway/101 Proj) RADIAN Series 05A 5.00%, 10/01/25	5,070	4,390,569
El Centro CA Fin Auth (El Centro Reg Med Center) Series 01 5.375%, 3/01/26	18,000	17,892,180
Encinitas Ranch CA Golf Auth Series 04 5.50%, 9/01/23-9/01/24	1,110	968,825
5.60%, 9/01/26	1,000	859,200
Fontana CA CFD #11 (Fontana CA CFD #11 Hertg W End) Series B 6.50%, 9/01/28	8,250	7,787,093
Fontana CA Pub Fin Auth (North Fontana CA Redev Area) AMBAC Series 03A 5.50%, 9/01/32	5,200	5,080,660
Franklin-Mckinley USD CA GO FSA Series 02B 5.00%, 8/01/27 (Prerefunded/ETM)	700	792,631

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	43

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fremont CA USD GO FSA Series 05B 5.00%, 8/01/26	$1,745	$1,821,797
Fresno CA Jt Pwrs Fin Auth (Fresno CA Lease Cap Proj) XLCA Series 04A 5.25%, 10/01/21-10/01/24	3,425	3,478,166
5.375%, 10/01/17	1,315	1,382,841
Fullerton CA Redev Agy RADIAN 5.00%, 4/01/21	3,250	3,032,478
Gilroy CA USD GO MBIA-RE 5.00%, 8/01/27	1,500	1,530,630
Golden St Tobacco Sec CA RADIAN Series 03 5.50%, 6/01/43 (Prerefunded/ETM)	1,400	1,581,664
Huntington Pk CA Pub Fin Auth (Huntington Pk CA Tax Alloc) FSA Series 04A 5.25%, 9/01/17	1,000	1,064,000
Jurupa CA USD GO MBIA-RE Series 04 5.00%, 8/01/22	1,340	1,354,003
Kaweah Delta CA Hlthcare MBIA Series 04 5.25%, 8/01/25	1,320	1,333,121
Kaweah Delta CA Hlthcare Dist MBIA Series 04 5.25%, 8/01/26	2,460	2,495,842
LA Verne CA CFD #88-1 Series 98 5.875%, 3/01/14	3,390	3,396,746
Lammersville CA SD CFD #2002 Series 02 6.375%, 9/01/32	4,250	3,894,828
Lancaster CA Redev Agy (Lancaster CA Redev Tax Incr) XLCA Series 04 5.00%, 12/01/23	2,995	2,906,296
Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series 05A 5.00%, 12/01/23	2,000	1,761,280
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) AMBAC Series 01 5.25%, 11/01/30	6,500	5,853,315

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles CA Cmnty Redev Agy (Los Angeles CA CRA Bunker Hill) Series 04L 5.00%, 3/01/17	$2,565	$2,526,243
5.10%, 3/01/19	1,350	1,296,648
Los Angeles CA Dept W&P Pwr AMBAC 5.00%, 7/01/24	5,250	5,582,430
Los Angeles CA Harbor Dept 5.00%, 8/01/26	21,450	22,668,360
Los Angeles CA MFHR (Park Plaza West Apts) 5.50%, 1/20/43	5,000	4,924,500
Los Angeles CA USD GO AMBAC Series B 5.00%, 7/01/19-7/01/21	13,685	14,656,790
Manteca CA USD GO FSA Series 04 5.25%, 8/01/22 (Prerefunded/ETM)	1,390	1,609,036
Marin CA Muni Wtr Dist AMBAC Series 04 5.25%, 7/01/20	3,040	3,087,424
Murrieta Vly CA USD GO FSA Series 05B 5.125%, 9/01/29	1,500	1,533,585
Norco CA Redev Agy (Norco CA Redev Agy Proj #1) AMBAC Series 05 5.00%, 3/01/26	1,900	1,793,543
RADIAN Series 04 5.00%, 3/01/24	3,060	2,674,868
Oakland CA USD GO MBIA Series 05 5.00%, 8/01/25	7,455	6,818,716
MBIA-RE 5.00%, 8/01/22	8,975	8,491,427
Ontario CA AD #107 (Ontario CA AD #107 CA Comm Ctr) 7.70%, 9/02/10	880	903,971
Ontario CA COP MBIA Series 04 5.25%, 7/01/21	1,700	1,765,960
Orange Cnty CA COP AMBAC 6.00%, 6/01/21 (Prerefunded/ETM)	945	1,106,841
Palm Springs CA COP Series 91B Zero Coupon, 4/15/21 (Prerefunded/ETM)	37,500	24,536,625

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	45

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Palmdale CA Wtr Dist MBIA-RE Series 04 5.00%, 10/01/24	$1,775	$1,799,584
Pittsburg CA Redev Agy (Los Medanos Cmnty Dev Proj) MBIA Series 03A 5.00%, 8/01/21	6,410	6,426,858
Placentia-Yorba Linda CA USD GO (Placentia-Yorba Linda USD CA GO) MBIA-RE Series 06 5.00%, 10/01/27	4,200	4,329,696
Port of Oakland CA MBIA-RE Series 02L 5.375%, 11/01/27	2,500	2,409,300
Poway CA Redev Agy (Poway CA Redev Spl Tax Paguay) AMBAC Series 01 5.375%, 12/15/31	5,745	5,415,237
Rancho Cordova CA COP XLCA Series 05 5.00%, 2/01/24 (Prerefunded/ETM)	2,645	3,011,068
Rancho Etiwanda CFD #1 CA Series 01 6.40%, 9/01/31 (Prerefunded/ETM)	11,050	11,483,823
Redding CA Elec Sys COP MBIA Series 92A 11.245%, 7/01/22 (Prerefunded/ETM)(b)(c)	1,365	1,818,125
Riverside CA CCD GO MBIA Series 04A 5.25%, 8/01/25-8/01/26 (Prerefunded/ETM)	1,980	2,287,118
MBIA Series C 5.00%, 8/01/25	1,720	1,797,314
Riverside Cnty CA PFA (Riverside Cnty CA Tax Alloc) XLCA Series 04 5.00%, 10/01/23	1,955	1,821,825
Riverside Cnty CA Pub Fin Auth (Riverside Cnty CA Tax Alloc) XLCA Series 04 5.00%, 10/01/35	2,475	1,977,277
Riverside Cnty CA Redev Agy AMBAC Series 01 5.125%, 10/01/35 (Prerefunded/ETM)	2,500	2,758,675
5.25%, 10/01/35 (Prerefunded/ETM)	5,000	5,529,150
Rocklin CA USD CFD #1 MBIA Series 04 5.00%, 9/01/25	1,000	961,840

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Roseville CA CFD #1 Series 99-A 5.80%, 9/01/17	$6,050	$6,116,126
Roseville CA HSD GO (Roseville CA gt UHSD GO) Series 01E 5.25%, 8/01/26	2,435	2,525,825
Sacramento CA Mun Util Dist (Sacramento CA Muni Util Dist) MBIA Series 03S 5.00%, 11/15/17	5,000	5,270,000
MBIA Series 04R-289-2 5.00%, 8/15/17	10,000	10,508,200
Sacramento CA USD GO FSA Series 04D 5.25%, 7/01/21-7/01/23	8,525	8,929,783
Sacramento Cnty CA Hsg Auth MFHR (Cottage Estates Apts) Series 00B 6.00%, 2/01/33	5,300	5,376,956
Sacramento Cnty CA Hsg Auth MFHR (Verandas Apts) Series 00H 5.70%, 3/01/34	2,875	2,888,857
San Bernardino CA SFMR Series 01-A1 6.35%, 7/01/34(d)	455	461,284
San Bernardino Cnty CA CFD #2002-1 Series 02-1 5.90%, 9/01/33	4,750	4,384,962
San Diego CA Hsg Auth MFHR Series 98C 5.25%, 1/20/40	6,105	5,933,388
San Diego CA Hsg Auth MFHR (Vista LA Rosa Apts) Series 00A 6.00%, 7/20/41	10,230	10,377,210
San Diego CA USD GO MBIA Series 04E-1 5.00%, 7/01/23-7/01/24	3,240	3,430,164
San Diego Cnty CA COP (San Diego Cnty CA COP Bishop) Series 04A 5.50%, 9/01/44	5,000	4,588,550
San Diego Cnty CA Wtr Auth COP FSA Series A 5.00%, 5/01/27	3,500	3,601,465

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	47

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Francisco City/Cnty CA Arpt Commn (SFO Fuel Co. LLC) FSA Series 00A 6.125%, 1/01/27	$1,480	$1,466,680
San Joaquin Hls Trnsp Corr CA Series 93 Zero Coupon, 1/01/20 (Prerefunded/ETM)	20,000	13,551,600
Zero Coupon, 1/01/21 (Prerefunded/ETM)	20,000	12,901,400
Zero Coupon, 1/01/23 (Prerefunded/ETM)	25,000	14,455,500
San Joaquin Hls Trnsp Corr CA (San Joaquin Hills Toll Road CA) MBIA Series A Zero Coupon, 1/15/36	47,415	4,942,540
San Jose CA Redev Agy (San Jose CA Redev Merged Proj) MBIA Series 04A 5.25%, 8/01/19	5,000	5,106,800
San Mateo Cnty CA CCD COP MBIA Series 04 5.25%, 10/01/20 (Prerefunded/ETM)	2,870	3,330,176
Santa Ana CA USD GO Series 2008A 5.25%, 8/01/28	5,400	5,622,264
Santa Margarita CA Wd CFD #99-1 6.25%, 9/01/29	8,420	8,447,786
Semitropic Wtr Dist CA XLCA Series 04A 5.50%, 12/01/23	1,640	1,755,030
South Gate CA Pub Fin Auth (South Gate CA Tax Alloc) XLCA Series 02 5.125%, 9/01/24	1,800	1,604,160
Southern CA Pub Pwr Auth 5.00%, 7/01/23	3,200	3,453,376
Southwestern CA CCD GO MBIA Series 05 5.00%, 8/01/24	1,000	1,057,180
Stockton CA PFA (Stockton CA Redev Projs) RADIAN Series 06A 5.00%, 9/01/17	2,285	2,252,873
Stockton CA Pub Fin Auth (Stockton CA Redev Projs) RADIAN Series 06A 5.00%, 9/01/21	2,775	2,602,506
Tejon Ranch CA Pub Fac Fin CFD #1 Series 00A 7.20%, 9/01/30	9,810	9,857,284

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 03 6.125%, 9/01/27	$1,000	$939,590
6.20%, 9/01/33	2,375	2,160,822
Torrance CA COP (Torrance CA COP Pub Impt) AMBAC Series 05B 5.00%, 6/01/24	3,365	3,485,804
Univ of California FSA Series 05B 5.00%, 5/15/24	5,000	5,269,050
Series K 5.00%, 5/15/21	5,525	5,949,320
West Contra Costa CA Hlth Dist AMBAC Series 04 5.375%, 7/01/21-7/01/24	4,720	4,904,325
West Kern Cnty CA Wtr Series 01 5.625%, 6/01/31 (Prerefunded/ETM)	1,700	1,765,892

		695,100,203

Arizona – 0.1%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	1,325	1,000,653

Florida – 0.2%
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33(e)(f)	1,535	779,243
Series 02B 6.625%, 5/01/33(e)(f)	655	332,714

		1,111,957

Nevada – 0.3%
Henderson NV LID # T-14 FSA Series A 5.00%, 3/01/22	2,595	2,358,466

Puerto Rico – 6.2%
Puerto Rico Conv Ctr Dist Auth (Puerto Rico Hotel Occupancy Tax) AMBAC Series A 5.00%, 7/01/17	10,730	10,801,784
Puerto Rico GO 5.25%, 7/01/23	3,000	2,965,230
5.50%, 8/01/28	21,000	21,750,960
Series 01A 5.50%, 7/01/19	1,880	1,942,454
Series 03A 5.25%, 7/01/23	800	802,048

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	49

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	$500	$510,210
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	295	298,510
Univ of Puerto Rico 5.00%, 6/01/18	4,930	5,037,819
Series 06Q 5.00%, 6/01/19	2,490	2,478,670

		46,587,685

Total Long-Term Municipal Bonds (cost $733,606,726)		746,158,964

SHORT-TERM MUNICIPAL NOTES – 0.3%
California – 0.3%
California Ed Fac Auth (Chapman Univ) 0.18%, 10/01/26(g)	700	700,000
California Infra & Eco Dev Bk 0.18%, 12/01/36(g)	500	500,000
California Statewide CDA (John Muir Health) Series 2008C 0.21%, 8/15/27(g)	900	900,000

Total Short-Term Municipal Notes (cost $2,100,000)		2,100,000

Total Investments – 100.2% (cost $735,706,726)		748,258,964
Other assets less liabilities – (0.2)%		(1,674,623)

Net Assets – 100.0%		$746,584,341

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Citigroup	$6,500	1/25/26	SIFMA	*	4.108%		$693,940
Merrill Lynch	2,800	10/01/16	SIFMA	*	4.147%		301,278
Merrill Lynch	3,100	10/21/16	SIFMA	*	4.128%		323,589
Merrill Lynch	14,500	7/30/26	4.090%		SIFMA	*	(1,522,067)
Merrill Lynch	10,200	8/09/26	4.063%		SIFMA	*	(1,114,116)
Merrill Lynch	15,000	11/15/26	4.377%		SIFMA	*	(2,240,656)

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

(a)	When-Issued or delayed delivery security.

(b)	Variable rate coupon, rate shown as of October 31, 2009.

(c)	Inverse Floater Security – Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2009.

(e)	Security is in default and is non-income producing.

(f)	Illiquid security.

(g)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of October 31, 2009, the Portfolio held 45.9% of net assets in insured bonds (of this amount 8.1% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AD – Assessment District

AMBAC – Ambac Assurance Corporation

CCD – Community College District

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

CRA – Community Redevelopment Agency

ETM – Escrowed to Maturity

FSA – Financial Security Assurance Inc.

GO – General Obligation

HFA – Housing Finance Authority

HSD – High School District

LID – Local Improvement District

MBIA – MBIA Insurance Corporation+

MBIA-RE – MBIA Reinsuring FGIC

MFHR – Multi-Family Housing Revenue

PFA – Public Finance Authority

RADIAN – Radian Asset Assurance Inc.

SD – School District

SFMR – Single Family Mortgage Revenue

UHSD – Unified/Union High School District

USD – Unified School District

XLCA – XL Capital Assurance Inc.

+	MBIA – Bonds insured by MBIA Insurance Corporation (“MBIA”) which for U.S. public finance was subsequently restructured and renamed National Public Finance Guarantee Corporation.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	51

California Portfolio—Portfolio of Investments

NEW YORK PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2009

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.8%
Long-Term Municipal Bonds – 97.0%
New York – 79.3%
Albany NY IDA (St Peters Hospital) Series A 5.75%, 11/15/22	$795	$834,027
Cattaraugus Cnty NY IDA Series 00A 6.50%, 7/01/30 (Prerefunded/ETM)	1,000	1,060,350
Cortland Cnty NY IDA (Cortland Memorial Hospital) RADIAN Series 02 5.25%, 7/01/32	2,700	2,556,117
Dutchess Cnty NY IDA (Bard College) 5.00%, 8/01/19-8/01/21	1,450	1,388,235
Erie Cnty NY GO MBIA Series 05A 5.00%, 12/01/20	5,990	6,061,700
Erie Cnty NY IDA (Buffalo NY SD GO) FSA Series 04 5.75%, 5/01/25	1,400	1,495,074
Glen Cove NY IDA Series 92B Zero Coupon, 10/15/19 (Prerefunded/ETM)	11,745	8,292,557
Hempstead NY IDA (Adelphi Univ) Series 02 5.50%, 6/01/32	1,000	1,013,580
Herkimer Cnty NY IDA (Herkimer Cnty NY CC Stud Hsg) Series 00 6.50%, 11/01/30	2,000	2,001,060
Long Island Pwr Auth NY FSA Series 01A 5.25%, 9/01/28 (Prerefunded/ETM)	10,000	10,852,200
MBIA-RE Series 06A 5.00%, 12/01/19-12/01/24	8,300	8,698,289
Metropolitan Trnsp Auth NY Series 02 5.25%, 11/15/31	5,000	5,075,350
Series 02A 5.125%, 11/15/31	5,500	5,563,690
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) MBIA 5.00%, 11/15/18-11/15/21	11,890	12,668,185

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series A 5.25%, 11/15/30	$10,000	$10,176,100
Monroe Cnty NY IDA MFHR (Southview Towers Apts) Series 00 6.25%, 2/01/31	1,130	1,142,464
Montgomery Cnty NY IDA (New York St BOCES Prog) XLCA Series 05A 5.00%, 7/01/24	1,500	1,419,810
Nassau Cnty NY IDA (Amsterdam at Harborside) 6.50%, 1/01/27	1,000	891,870
New York Conv Ctr Dev Corp. (New York Hotel Unit Fee) AMBAC Series 05 5.00%, 11/15/30	10,000	10,046,300
New York NY GO 5.00%, 1/01/21	5,000	5,286,000
FSA Series 04E 5.00%, 11/01/21	4,000	4,240,640
Series 01B 5.50%, 12/01/31	5	5,152
5.50%, 12/01/31 (Prerefunded/ETM)	11,995	13,178,906
Series 03 5.75%, 3/01/15 (Prerefunded/ETM)	2,350	2,686,708
Series 04G 5.00%, 12/01/23	3,225	3,388,346
Series 04I 5.00%, 8/01/21	11,400	12,028,368
Series 05J 5.00%, 3/01/24	5,000	5,203,300
Series 1 5.75%, 3/01/17	420	458,359
XLCA Series 04I 5.00%, 8/01/18	10,000	10,721,900
New York NY HDC MFHR (New York NY HDC) MBIA-RE Series 05P6-A 5.00%, 7/01/19	10,000	10,501,400
Series 01C-2
5.40%, 11/01/33	3,030	3,029,970
Series 02A
5.50%, 11/01/34	1,250	1,252,525
New York NY Hlth & Hosp Corp. AMBAC Series 03A 5.25%, 2/15/22	5,700	5,811,207

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	53

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

FSA Series 02A 5.125%, 2/15/23	$1,500	$1,529,445
New York NY IDA (Airis JFK 1 LLC) Series 01A 5.50%, 7/01/28	9,000	6,554,340
New York NY IDA (Brooklyn Navy Yard Cogen) Series 97 5.75%, 10/01/36	3,000	2,130,090
New York NY IDA (Lycee Francais) ACA Series 02C 6.80%, 6/01/28	2,500	2,639,375
New York NY IDA (Magen David Yeshivah) ACA Series 02 5.70%, 6/15/27	1,600	1,376,688
New York NY IDA (Spence School) 5.20%, 7/01/34	3,155	3,204,817
New York NY IDA (Staten Island Univ Hospital) Series 01B 6.375%, 7/01/31	1,905	1,761,077
New York NY IDA (Terminal One Group Assn) Series 05 5.50%, 1/01/24(a)	800	785,288
New York NY Mun Wtr Fin Auth 5.00%, 6/15/27(b)	5,600	5,937,456
Series 03A
5.00%, 6/15/27	1,000	1,035,680
Series CC 2008
5.125%, 6/15/30	10,300	10,792,443
New York NY TFA Bldg Aid MBIA-RE 5.00%, 7/15/21	7,000	7,375,410
New York NY Trnsl Fin Auth 5.00%, 11/01/24	5,000	5,349,200
MBIA Series 03D
5.25%, 2/01/18	10,000	10,802,100
Series 00B
6.00%, 11/15/29 (Prerefunded/ETM)	6,000	6,242,700
Series 02A
5.50%, 11/01/26(c)	5,000	5,379,700
New York NY Trst for Cult Res (Museum of Modern Art) AMBAC Series 01D 5.125%, 7/01/31	14,000	14,300,580

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth Series 02 5.00%, 7/01/32 (Prerefunded/ETM)	$4,000	$4,413,080
Series 02-34
5.20%, 2/01/32 (Prerefunded/ETM)	3,965	4,532,986
Series 04A
5.25%, 7/01/21 (Prerefunded/ETM)	575	661,860
New York St Dormitory Auth (Cabrini Westchester) 5.10%, 2/15/26	1,900	1,980,161
New York St Dormitory Auth (Cornell Univ) 5.00%, 7/01/25	2,465	2,714,705
New York St Dormitory Auth (Eger Hlth and Rehab Ctr) Series 00 6.10%, 8/01/37	2,780	2,881,720
New York St Dormitory Auth (Leake and Watts Svcs) MBIA Series 04 5.00%, 7/01/22-7/01/23	3,275	3,359,963
New York St Dormitory Auth (Maimonides Med Ctr) MBIA Series 04 5.75%, 8/01/29	3,515	3,728,185
New York St Dormitory Auth (Memorial Sloan-Kettering Ctr) MBIA Series 03A 5.00%, 7/01/22	5,000	5,190,750
New York St Dormitory Auth (Montefiore Medical Center) MBIA-RE Series 04 5.00%, 8/01/23	5,000	5,136,400
New York St Dormitory Auth (Mount Sinai-NYU Health Sys) Series 00 6.50%, 7/01/25	4,000	4,100,400
New York St Dormitory Auth (New York St BOCES Prog) FSA Series 04 5.00%, 8/15/23	3,175	3,257,486
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/27	2,350	2,496,664
Series 07A
5.00%, 7/01/22	1,200	1,181,136
New York St Dormitory Auth (New York Univ) MBIA-RE Series 04A 5.00%, 7/01/24	2,240	2,340,038

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	55

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (North Shore-LIJ Hospital) 5.00%, 5/01/22	$1,405	$1,405,857
New York St Dormitory Auth (NYU Hosp Center) Series B 5.25%, 7/01/24	765	760,311
New York St Dormitory Auth (Orange Regl Med Ctr) Series 2008 6.50%, 12/01/21	1,240	1,245,816
New York St Dormitory Auth (Ozanam Hall Queens Nursing) 5.00%, 11/01/21	1,000	987,580
New York St Dormitory Auth (Rochester Inst of Technology) 5.75%, 7/01/24	5,165	5,646,636
New York St Dormitory Auth (SS Joachim & Anne Residence) Series 02 5.25%, 7/01/27	1,000	931,260
New York St Dormitory Auth (Univ of Rochester) Series 04A 5.25%, 7/01/23-7/01/24	1,250	1,298,906
New York St Dormitory Auth (Westchester Cnty NY Lease Court) Series 06A 5.00%, 8/01/17	9,510	10,558,478
New York St Energy Res & Dev Auth (Long Island Lighting Company) Series 95A 5.30%, 8/01/25	7,500	7,531,725
New York St Liberty Corp. (National Sports Museum Proj) 6.125%, 2/15/19(d)(e)	792	2,376
New York St Mortgage Agy Sfhr (New York St Mortgage Agy) Series 01-31A 5.30%, 10/01/31	8,500	8,305,775
Series 82 5.65%, 4/01/30	2,590	2,621,028
New York St Mortgage Agy SFMR (New York St Mortgage Agy) Series 01-29 5.45%, 4/01/31	9,000	9,005,040
New York St Pwr Auth MBIA 5.00%, 11/15/21	3,000	3,290,610

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MBIA Series C 5.00%, 11/15/19	$680	$752,366
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/26-3/15/27	11,000	11,747,460
AMBAC Series 04A 5.00%, 3/15/24	5,000	5,266,200
New York St Thruway Auth (New York St Thruway Auth Ded Tax) AMBAC Series 05B 5.00%, 4/01/21	7,500	7,959,825
MBIA-RE Series 05B 5.00%, 4/01/17	12,750	13,933,200
New York St UDC Series 02A 5.25%, 3/15/32 (Prerefunded/ETM)	3,945	4,345,457
Niagara Frontier Trnsp Auth NY (Buffalo Niagara Intl Airport) MBIA 5.625%, 4/01/29	2,500	2,379,450
Onondaga Cnty NY IDA (Anheuser-Busch Companies, Inc.) Series 99 6.25%, 12/01/34	2,000	2,000,880
Onondaga Cnty NY IDA (Bristol-Myers Squibb) 5.75%, 3/01/24	4,000	4,295,440
Onondaga Cnty NY IDA (Cargo Acquisition Group) Series 02 6.125%, 1/01/32	1,000	808,470
Sachem NY CSD GO MBIA-RE 5.00%, 10/15/21-10/15/22	5,415	5,921,503
Seneca Cnty NY IDA (New York Chiropractic College) 5.00%, 10/01/27	925	804,093
Spencerport NY USD GO MBIA Series 02 5.00%, 6/15/21 (Prerefunded/ETM)	2,500	2,676,400
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 03A-1 5.50%, 6/01/14	1,290	1,291,406
Triborough Brdg & Tunl Auth NY 5.00%, 11/15/24-11/15/26	16,715	17,842,938
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 6.00%, 9/15/27	1,175	970,867

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	57

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Yonkers NY IDA (Malotz Skilled Nursing Fac) MBIA Series 99 5.65%, 2/01/39	$700	$704,340

		441,493,355

Arizona – 0.3%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	935	706,121
Goodyear AZ IDA (Litchfield Park Svc Company) Series 01 6.75%, 10/01/31	1,000	959,170

		1,665,291

California – 0.4%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21(b)	2,110	2,224,278

Florida – 1.7%
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	5,500	5,041,245
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33(d)(e)	1,075	545,724
Series 02B 6.625%, 5/01/33(d)(e)	460	233,661
Hammock Bay CDD FL Series 04A 6.15%, 5/01/24	800	722,520
Marshall Creek CDD FL Series 02A 6.625%, 5/01/32	935	679,203
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	2,380	1,990,204

		9,212,557

Georgia – 0.1%
Atlanta GA Tax Allocation (Eastside Proj) Series 05B 5.60%, 1/01/30	500	437,160

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Guam – 0.1%
Guam Wtrworks Auth COP Series 05 6.00%, 7/01/25 (Prerefunded/ETM)	$500	$493,465

Illinois – 0.2%
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	1,335	1,105,126

Nevada – 0.3%
Clark Cnty NV SID No.142 (Clark Cnty NV SID No.142 Mtns Edg) Series 03 6.10%, 8/01/18	1,435	1,387,731

New Jersey – 1.2%
Port Authority of NY & NJ (JFK Airport Intl Arrival Term) MBIA Series 97-6 5.75%, 12/01/22	6,820	6,951,012

Ohio – 0.2%
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 04A 7.125%, 8/01/25	1,200	1,073,268

Puerto Rico – 9.3%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/22	2,085	2,118,006
5.375%, 7/01/24	5,225	5,435,463
Series 08WW 5.375%, 7/01/23	405	422,188
XLCA Series 02-1 5.25%, 7/01/22 (Prerefunded/ETM)	10,000	11,195,300
Puerto Rico GO 5.25%, 7/01/23	1,600	1,581,456
5.50%, 8/01/28	15,000	15,536,400
Series 01A 5.50%, 7/01/19	915	945,396
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	510,210
Puerto Rico HFA MFHR 5.00%, 12/01/20	1,795	1,852,278
5.00%, 12/01/20 (Prerefunded/ETM)	3,420	3,835,222

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	59

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	$1,495	$1,512,791
Puerto Rico HFC SFMR (Puerto Rico HFC) Series 01A 5.20%, 12/01/33	1,690	1,693,972
Puerto Rico Mun Fin Agy (Puerto Rico GO) Series 05A 5.25%, 8/01/23	935	915,225
Univ of Puerto Rico 5.00%, 6/01/22	255	248,031
Series 06Q 5.00%, 6/01/20	4,225	4,177,046

		51,978,984

Texas – 3.4%
Dallas TX ISD GO Series 2004 5.00%, 2/15/28	7,940	8,264,905
Texas Trnsp Comm (Texas St Hwy Fund First Tier) Series 2007 5.00%, 4/01/24	10,000	10,788,300

		19,053,205

Virginia – 0.5%
Bell Creek CDA VA Series 03A 6.75%, 3/01/22	187	186,899
Broad Street CDA VA Series 03 7.50%, 6/01/33	2,680	2,396,322

		2,583,221

Total Long-Term Municipal Bonds (cost $529,869,501)		539,658,653

SHORT-TERM MUNICIPAL NOTES – 2.8%
New York – 2.8%
New York NY GO 0.20%, 8/01/20(f)	1,100	1,100,000
New York NY IDA Civic Fac (American Civil Liberties Union Fndtn) 0.20%, 6/01/35(f)	300	300,000
New York NY Trnsl Fin Auth 0.20%, 11/01/22(a)	600	600,000
0.24%, 11/01/22-5/01/28(a)	8,200	8,200,000
Series 02-Subserv 3E 0.20%, 8/01/31(a)	500	500,000

60	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series B 0.20%, 2/01/31(f)	$2,700	$2,700,000
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 0.18%, 12/01/35(f)	1,200	1,200,000
0.24%, 12/01/35(f)	800	800,000
New York St Dormitory Auth
Series 2008 0.20%, 7/01/31(f)	300	300,000

Total Short-Term Municipal Notes (cost $15,700,000)		$15,700,000

Total Investments – 99.8% (cost $545,569,501)		555,358,653
Other assets less liabilities – 0.2%		1,063,600

Net Assets – 100.0%		$556,422,253

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$2,200	1/25/26	SIFMA	*	4.108%	$234,872
JP Morgan Chase	4,500	6/15/15	3.777%		SIFMA *	(421,009)
Merrill Lynch	3,100	10/01/16	SIFMA	*	4.147%	333,558

(a)	Variable rate coupon, rate shown as of October 31, 2009.

(b)	When-Issued or delayed delivery security.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2009.

(d)	Security is in default and is non-income producing.

(e)	Illiquid security.

(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of October 31, 2009, the Portfolio held 37.2% of net assets in insured bonds (of this amount 11.9% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	61

New York Portfolio—Portfolio of Investments

Glossary:

ACA – Financial Guaranty Corporation

AMBAC – Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

CSD – Central/Community School District

ETM – Escrowed to Maturity

FSA – Financial Security Assurance Inc.

GO – General Obligation

HDC – Housing Development Corporation

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

ISD – Independent School District

MBIA – MBIA Insurance Corporation+

MBIA-RE – MBIA Reinsuring FGIC

MFHR – Multi-Family Housing Revenue

RADIAN – Radian Asset Assurance Inc.

SD – School District

SFMR – Single Family Mortgage Revenue

SID – Special Improvement District

SSA – Special Services Area

UDC – Urban Development Corporation

USD – Unified School District

XLCA – XL Capital Assurance Inc.

+	MBIA – Bonds insured by MBIA Insurance Corporation (“MBIA”) which for U.S. public finance was subsequently restructured and renamed National Public Finance Guarantee Corporation.

See notes to financial statements.

62	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2009

	National	New York
Assets
Investments in securities, at value
(cost $836,475,931 and $545,569,501, respectively)	$829,168,519	$555,358,653
Cash	15,167	24,594
Interest receivable	14,090,624	8,350,997
Receivable for capital stock sold	1,966,382	2,684,082
Unrealized appreciation on interest rate swap contracts	946,419	568,430
Receivable for investment securities sold	141,191	– 0	–

Total assets	846,328,302	566,986,756

Liabilities
Payable for investment securities purchased	6,664,898	8,138,116
Payable for capital stock redeemed	4,157,623	895,063
Dividends payable	1,036,783	620,637
Unrealized depreciation on interest rate swap contracts	635,868	421,009
Distribution fee payable	296,185	202,241
Advisory fee payable	209,424	148,744
Transfer Agent fee payable	38,473	23,234
Administrative fee payable	32,001	30,665
Accrued expenses	230,025	84,794

Total liabilities	13,301,280	10,564,503

Net Assets	$833,027,022	$556,422,253

Composition of Net Assets
Capital stock, at par	$86,626	$57,436
Additional paid-in capital	863,975,612	551,343,777
Distributions in excess of net investment income	(365,350)	(348,693)
Accumulated net realized loss on investment transactions	(23,673,005)	(4,566,840)
Net unrealized appreciation / (depreciation) on investments	(6,996,861)	9,936,573

	$833,027,022	$556,422,253

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	63

Statement of Assets & Liabilities

California
Assets
Investments in securities, at value (cost $735,706,726)	$748,258,964
Interest receivable	9,884,057
Unrealized appreciation on interest rate swap contracts	1,318,807
Receivable for capital stock sold	408,159
Receivable for investment securities sold	120,000

Total assets	759,989,987

Liabilities
Due to custodian	74,343
Payable for investment securities purchased	5,971,289
Unrealized depreciation on interest rate swap contracts	4,876,839
Dividends payable	923,679
Payable for capital stock redeemed	845,817
Distribution fee payable	267,536
Advisory fee payable	219,938
Administrative fee payable	30,999
Transfer Agent fee payable	22,280
Accrued expenses	172,926

Total liabilities	13,405,646

Net Assets	$746,584,341

Composition of Net Assets
Capital stock, at par	$71,069
Additional paid-in capital	742,610,147
Distributions in excess of net investment income	(583,543)
Accumulated net realized loss on investment transactions	(4,507,538)
Net unrealized appreciation of investments	8,994,206

$746,584,341

Net Asset Value Per Share—45,200,000,000 shares of capital stock authorized, $.001 par value

	Net Assets	Shares Outstanding	Net Asset Value
National Portfolio

Class A	$642,318,646	66,781,677	$9.62	*

Class B	$19,491,801	2,029,191	$9.61

Class C	$131,971,613	13,734,640	$9.61

Advisor Class	$39,244,962	4,080,334	$9.62

New York Portfolio

Class A	$444,600,497	45,885,696	$9.69	*

Class B	$36,520,159	3,773,822	$9.68

Class C	$67,717,892	6,993,684	$9.68

Advisor Class	$7,583,705	782,520	$9.69

California Portfolio

Class A	$610,558,486	58,118,125	$10.51	*

Class B	$8,844,811	841,995	$10.50

Class C	$118,726,459	11,304,388	$10.50

Advisor Class	$8,454,585	804,740	$10.51

*	The maximum offering price per share for Class A of National Portfolio, New York Portfolio and California Portfolio were $9.92, $9.99 and $10.84, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

64	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2009

	National	New York
Investment Income
Interest	$31,491,413	$24,262,575

Expenses
Advisory fee (see Note B)	2,722,225	2,269,274
Distribution fee – Class A	1,441,480	1,207,803
Distribution fee – Class B	165,543	413,511
Distribution fee – Class C	900,698	548,671
Transfer agency – Class A	248,536	188,753
Transfer agency – Class B	11,023	26,159
Transfer agency – Class C	50,123	28,013
Transfer agency – Advisor Class	9,023	2,581
Custodian	169,565	137,941
Administrative	104,294	96,231
Registration fees	88,983	23,467
Printing	54,390	37,742
Audit	51,020	48,542
Legal	36,307	34,795
Directors’ fees	10,894	14,092
Miscellaneous	30,697	15,868

Total expenses	6,094,801	5,093,443
Less: advisory fee waived (see Note B)	(918,883)	(785,776)

Net expenses	5,175,918	4,307,667

Net investment income	26,315,495	19,954,908

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	395,294	(627,035)
Swap contracts	110,490	74,247
Net change in unrealized appreciation/depreciation of:
Investments	51,803,627	36,847,171
Swap contracts	204,976	54,703

Net gain on investment transactions	52,514,387	36,349,086

Net Increase in Net Assets from Operations	$78,829,882	$56,303,994

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	65

Statement of Operations

California
Investment Income
Interest	$38,574,681

Expenses
Advisory fee (see Note B)	3,237,667
Distribution fee – Class A	1,772,394
Distribution fee – Class B	124,638
Distribution fee – Class C	1,121,657
Transfer agency – Class A	223,516
Transfer agency – Class B	6,881
Transfer agency – Class C	46,110
Transfer agency – Advisor Class	1,520
Custodian	173,322
Administrative	98,331
Audit	51,861
Printing	50,108
Legal	43,090
Registration fees	28,479
Directors’ fees	13,297
Miscellaneous	27,464

Total expenses	7,020,335
Less: advisory fee waived (see Note B)	(742,279)

Net expenses	6,278,056

Net investment income	32,296,625

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	7,669,972
Swap contracts	(853,702)
Net change in unrealized appreciation/depreciation of:
Investments	40,565,597
Swap contracts	(1,841,978)

Net gain on investment transactions	45,539,889

Net Increase in Net Assets from Operations	$77,836,514

See notes to financial statements.

66	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	National
	Year Ended October 31, 2009	Year Ended October 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$26,315,495	$20,876,247
Net realized gain on investment transactions	505,784	422,399
Net change in unrealized appreciation/depreciation of investments	52,008,603	(60,825,717)

Net increase (decrease) in net assets from operations	78,829,882	(39,527,071)
Dividends to Shareholders from
Net investment income
Class A	(21,693,292)	(17,862,958)
Class B	(635,294)	(724,591)
Class C	(3,425,176)	(2,331,399)
Advisor Class	(819,510)	(8,851)
Capital Stock Transactions
Net increase	298,703,308	94,866,571
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	7,266	2,177

Total increase	350,967,184	34,413,878
Net Assets
Beginning of period	482,059,838	447,645,960

End of period (including distributions in excess of net investment income of ($365,350) and ($218,063), respectively)	$833,027,022	$482,059,838

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	67

Statement of Changes in Net Assets

	New York
	Year Ended October 31, 2009	Year Ended October 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$19,954,908	$19,328,361
Net realized gain (loss) on investment transactions	(552,788)	474,446
Net change in unrealized appreciation/depreciation of investments	36,901,874	(42,265,969)

Net increase (decrease) in net assets from operations	56,303,994	(22,463,162)
Dividends to Shareholders from
Net investment income
Class A	(16,481,954)	(15,447,215)
Class B	(1,420,056)	(2,156,261)
Class C	(1,858,097)	(1,748,224)
Advisor Class	(239,350)	(27,897)
Capital Stock Transactions
Net increase	50,905,031	33,419,145

Total increase (decrease)	87,209,568	(8,423,614)
Net Assets
Beginning of period	469,212,685	477,636,299

End of period (including distributions in excess of net investment income of ($348,693) and ($378,391), respectively)	$556,422,253	$469,212,685

See notes to financial statements.

68	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes In Net Assets

	California
	Year Ended October 31, 2009	Year Ended October 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$32,296,625	$30,597,898
Net realized gain (loss) on investment transactions	6,816,270	(164,851)
Net change in unrealized appreciation/depreciation of investments	38,723,619	(72,249,764)

Net increase (decrease) in net assets from operations	77,836,514	(41,816,717)
Dividends to Shareholders from
Net investment income
Class A	(26,400,826)	(25,140,157)
Class B	(471,927)	(1,098,220)
Class C	(4,222,781)	(3,930,686)
Advisor Class	(188,821)	(9,206)
Capital Stock Transactions
Net increase (decrease)	27,638,072	(4,929,015)

Total increase (decrease)	74,190,231	(76,924,001)
Net Assets
Beginning of period	672,394,110	749,318,111

End of period (including distributions in excess of net investment income of ($583,543) and ($742,111), respectively)	$746,584,341	$672,394,110

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	69

Statement of Changes In Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2009

NOTE A

Significant Accounting Policies

AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified National Portfolio, New York Portfolio and California Portfolio (the “Portfolios”). The California Portfolio II, formerly a series of the Fund, was acquired by the California Portfolio and ceased operations on January 23, 2009. The National II Portfolio, formerly a series of the Fund, was acquired by the National Portfolio and ceased operations on June 26, 2009. Each series is considered to be a separate entity for financial reporting and tax purposes. Each Portfolio offers the following classes of shares: Class A, Class B, and Class C. Effective August 6, 2008, the Portfolios also offer Advisor Class Shares. Through September 30, 2009, Class A shares were sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Portfolios Class A shares are sold with a reduced front-end sales charge of up to 3% for purchases of up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more effective October 1, 2009), Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

70	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	71

Notes to Financial Statements

possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of October 31, 2009:

National Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Municipal Obligations	$—	$829,168,519	$—	$829,168,519

Total Investments in Securities	—	829,168,519	—	829,168,519
Other Financial Instruments*:
Assets	—	946,419	—	946,419
Liabilities	—	(635,868)	—	(635,868)

Total	$—	$829,479,070	$—	$829,479,070

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Notes to Financial Statements

New York Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Municipal Obligations	$—	$555,358,653	$—	$555,358,653

Total Investments in Securities	—	555,358,653	—	555,358,653
Other Financial Instruments*:
Assets	—	568,430	—	568,430
Liabilities	—	(421,009)	—	(421,009)

Total	$—	$555,506,074	$—	$555,506,074

California Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Municipal Obligations	$—	$748,258,964	$—	$748,258,964

Total Investments in Securities	—	748,258,964	—	748,258,964
Other Financial Instruments*:
Assets	—	1,318,807	—	1,318,807
Liabilities	—	(4,876,839)	—	(4,876,839)

Total	$—	$744,700,932	$—	$744,700,932

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Taxes

It is each Portfolios’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	73

Notes to Financial Statements

with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

The New York and California Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of each Portfolio’s average daily net assets. Such fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

	Effective January 1, 2009
Portfolio	Class A	Class B	Class C	Advisor Class(a)
National	.75%	1.45%	1.45%	.45%
New York	.75%	1.45%	1.45%	.45%
California	.75%	1.45%	1.45%	.45%

74	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

This contractual agreement extends through the end of the Portfolios’ fiscal year and may be extended by the Adviser for additional one year terms.

	June 16, 2004 to December 31, 2008
Portfolio	Class A	Class B	Class C	Advisor Class(a)
National	.68%	1.38%	1.38%	.38%
New York	.58%	1.28%	1.28%	.28%
California	.77%	1.47%	1.47%	.47%

(a)	Commenced distributions on August 6, 2008.

For the year ended October 31, 2009, such reimbursement waivers amounted to $918,883, $785,776 and $742,279 for National, New York and California Portfolios, respectively.

Pursuant to the investment advisory agreement, the Portfolios may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the year ended October 31, 2009, such fees amounted to $104,294, $96,231 and $98,331 for National, New York, and California Portfolios, respectively.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $195,739, $133,014 and $139,373 for the National Portfolio, New York Portfolio and California Portfolio, respectively, for the year ended October 31, 2009.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the year ended October 31, 2009 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A	Class B	Class C
National	$44,056	$50,599	$22,075	$23,582
New York	54,588	47,060	35,044	11,217
California	31,274	36,824	6,820	7,411

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Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of .30 of 1% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
National	$4,936,949	$5,390,900
New York	6,486,532	3,268,999
California	6,926,050	6,332,723

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2009, were as follows:

Portfolio	Purchases	Sales
National	$89,336,747	$65,448,828
New York	66,728,054	8,926,934
California	64,054,194	115,910,294

There were no purchases or sales of U.S. government and government agency obligations for the year ended October 31, 2009.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
National	$836,891,847	$18,534,413	$(26,257,741)	$(7,723,328)
New York	545,737,078	18,304,156	(8,682,581)	9,621,575
California	735,706,726	33,957,392	(21,405,154)	12,552,238

76	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

1. Derivative Financial Instruments

Each Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. For the year ended October 31, 2009, the Portfolios had no futures transactions.

•	Swap Agreements

Each Portfolio may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate

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Notes to Financial Statements

bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

Each Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Documentation governing the Portfolios’ swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio declines below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the

78	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

terminated swap transaction. As of October 31, 2009, the National Portfolio, New York Portfolio and California Portfolio have interest rate swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounts to $635,868, $421,009 and $4,876,839, at October 31, 2009, respectively.

At October 31, 2009, the Portfolios had entered into the following derivatives:

National Portfolio	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$ 946,419	Unrealized depreciation on interest rate swap contracts	$ 635,868

Total		$ 946,419		$ 635,868

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$ 110,490	$ 204,976

Total		$ 110,490	$ 204,976

For the year ended October 31, 2009, the average monthly notional amount of interest rate swap contracts was $8,143,462.

New York Portfolio	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$ 568,430	Unrealized depreciation on interest rate swap contracts	$ 421,009

Total		$ 568,430		$ 421,009

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	79

Notes to Financial Statements

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$ 74,247	$ 54,703

Total		$ 74,247	$ 54,703

For the year ended October 31, 2009, the average monthly notional amount of interest rate swap contracts was $9,800,000.

California Portfolio	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$ 1,318,807	Unrealized depreciation on interest rate swap contracts	$ 4,876,839

Total		$ 1,318,807		$ 4,876,839

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$ (853,702)	$ (1,841,978)

Total		$ (853,702)	$ (1,841,978)

For the year ended October 31, 2009, the average monthly notional amount of interest rate swap contracts was $50,646,154.

80	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE E

Capital Stock

The Fund has allocated: 18,100,000,000 of authorized shares to the National Portfolio of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 100,000,000 is allocated to Advisor Class shares; 9,050,000,000 of authorized shares to the New York Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares; and 18,050,000,000 of authorized shares to the California Portfolio, of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2009	Year Ended October 31, 2008		Year Ended October 31, 2009	Year Ended October 31, 2008

National Portfolio*
Class A
Shares sold	11,566,774	16,205,028		$105,055,004	$158,987,627

Shares issued in reinvestment of dividends	1,293,313	1,091,999		11,893,770	10,565,102

Shares converted from Class B	613,252	779,312		5,685,082	7,573,059

Shares issued in connection with the acquisition of National Portfolio II and Florida Portfolio	25,289,297	– 0	–	232,683,390	– 0	–

Shares redeemed	(17,131,727)	(8,998,669)		(155,845,476)	(86,518,392)

Net increase	21,630,909	9,077,670		$199,471,770	$90,607,396

Class B
Shares sold	393,670	393,900		$3,543,507	$3,815,329

Shares issued in reinvestment of dividends	36,900	42,131		338,583	409,237

Shares issued in connection with the acquisition of National Portfolio II and Florida Portfolio	1,091,787	– 0	–	10,030,312	– 0	–

Shares converted to Class A	(613,987)	(780,177)		(5,685,082)	(7,573,059)

Shares redeemed	(564,960)	(499,333)		(5,109,344)	(4,868,688)

Net increase (decrease)	343,410	(843,479)		$3,117,976	$(8,217,181)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	81

Notes to Financial Statements

	Shares			Amount
	Year Ended October 31, 2009	Year Ended October 31, 2008		Year Ended October 31, 2009	Year Ended October 31, 2008

Class C
Shares sold	2,847,961	2,191,949		$25,949,871	$21,271,823

Shares issued in reinvestment of dividends	233,992	153,205		2,155,225	1,480,232

Shares issued in connection with the acquisition of National Portfolio II and Florida Portfolio	5,070,207	– 0	–	46,597,204	– 0	–

Shares redeemed	(1,580,226)	(1,232,242)		(14,492,291)	(11,857,316)

Net increase	6,571,934	1,112,912		$60,210,009	$10,894,739

		August 6, 2008(a) to October 31, 2008			August 6, 2008(a) to October 31, 2008

Advisor Class
Shares sold	4,761,609	188,177		$43,961,964	$1,770,250

Shares issued in reinvestment of dividends	61,919	418		583,216	3,606

Shares redeemed	(909,719)	(22,070)		(8,641,627)	(192,239)

Net increase	3,913,809	166,525		$35,903,553	$1,581,617

(a)	Commencement of distributions.

*	For the years ended October 31, 2009 and October 31, 2008, the Portfolio received $7,266 and $2,177, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

	Shares		Amount
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

New York Portfolio
Class A
Shares sold	12,331,155	12,260,226	$114,513,654	$117,112,741

Shares issued in reinvestment of dividends	1,010,273	1,020,541	9,458,894	9,806,687

Shares converted from Class B	876,169	2,018,828	8,213,783	19,419,284

Shares redeemed	(9,212,104)	(10,790,751)	(85,222,986)	(102,506,647)

Net increase	5,005,493	4,508,844	$46,963,345	$43,832,065

82	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

Class B
Shares sold	221,797	806,336	$2,064,137	$7,793,419

Shares issued in reinvestment of dividends	110,990	163,236	1,034,624	1,570,916

Shares converted to Class A	(877,105)	(2,021,087)	(8,213,783)	(19,419,284)

Shares redeemed	(790,729)	(1,423,036)	(7,301,372)	(13,556,046)

Net decrease	(1,335,047)	(2,474,551)	$(12,416,394)	$(23,610,995)

Class C
Shares sold	2,289,141	1,620,867	$21,589,490	$15,701,073

Shares issued in reinvestment of dividends	131,735	120,006	1,233,610	1,150,690

Shares redeemed	(957,691)	(931,475)	(8,782,061)	(8,819,449)

Net increase	1,463,185	809,398	$14,041,039	$8,032,314

		August 6, 2008(a) to October 31, 2008		August 6, 2008(a) to October 31, 2008

Advisor Class
Shares sold	361,440	542,369	$3,425,844	$5,187,845

Shares issued in reinvestment of dividends	13,607	2,395	127,514	20,733

Shares redeemed	(132,454)	(4,837)	(1,236,317)	(42,816)

Net increase	242,593	539,927	$2,317,041	$5,165,762

(a)	Commencement of distribution.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	83

Notes to Financial Statements

	Shares			Amount
	Year Ended October 31, 2009	Year Ended October 31, 2008		Year Ended October 31, 2009	Year Ended October 31, 2008

California Portfolio
Class A
Shares sold	4,061,129	8,482,348		$41,079,878	$90,030,429

Shares issued in reinvestment of dividends	1,336,552	1,248,043		13,532,231	13,175,678

Shares converted from Class B	940,003	2,000,493		9,418,367	21,094,107

Shares issued in connection with the acquisition of California Portfolio II	6,484,699	– 0	–	64,354,274	– 0	–

Shares redeemed	(10,885,994)	(10,160,080)		(109,163,173)	(106,552,264)

Net increase	1,936,389	1,570,804		$19,221,577	$17,747,950

Class B
Shares sold	87,021	155,794		$864,352	$1,657,194

Shares issued in reinvestment of dividends	30,706	66,847		308,960	709,808

Shares issued in connection with the acquisition of California Portfolio II	188,924	– 0	–	1,874,108	– 0	–

Shares converted to Class A	(940,201)	(2,000,838)		(9,418,367)	(21,094,107)

Shares redeemed	(191,878)	(561,937)		(1,918,900)	(5,967,182)

Net decrease	(825,428)	(2,340,134)		$(8,289,847)	$(24,694,287)

Class C
Shares sold	1,323,194	1,384,009		$13,361,452	$14,741,457

Shares issued in reinvestment of dividends	230,351	203,328		2,332,061	2,145,714

Shares issued in connection with the acquisition of California Portfolio II	1,297,930	– 0	–	12,872,189	– 0	–

Shares redeemed	(1,820,901)	(1,584,415)		(18,270,893)	(16,700,404)

Net increase	1,030,574	2,922		$10,294,809	$186,767

84	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

	Shares		Amount
		August 6, 2008(a) to October 31, 2008		August 6, 2008(a) to October 31, 2008

Advisor Class
Shares sold	752,567	177,499	$7,669,401	$1,843,959

Shares issued in reinvestment of dividends	10,189	436	104,723	4,155

Shares redeemed	(134,207)	(1,744)	(1,362,591)	(17,559)

Net increase	628,549	176,191	$6,411,533	$1,830,555

(a)	Commencement of distributions.

NOTE F

Risks Involved in Investing in the Fund

Concentration of Credit Risk—Certain Portfolios of the AllianceBernstein Municipal Income Fund are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions, and the performance of each of these Portfolios may be closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolio. The generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Derivatives Risk—The Portfolios may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	85

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2009.

NOTE H

Acquisition of California Portfolio II by California Portfolio (the “Portfolio”)

On January 23, 2009, the California Portfolio acquired all of the assets and assumed all of the liabilities of the California Portfolio II (formerly Insured California Portfolio), pursuant to a plan of reorganization approved by the shareholders of California Portfolio II. On January 23, 2009, the acquisition was accomplished by a tax-free exchange of 7,971,553 shares of the California Portfolio for 6,408,250 shares of California Portfolio II. The aggregate net assets of the California Portfolio and California Portfolio II immediately before the acquisition were $650,712,479 and $79,100,571 (including $3,501,566 of net unrealized depreciation of investments), respectively. Immediately after the acquisition, the combined net assets of the California Portfolio amounted to $729,813,050.

NOTE I

Acquisition of National Portfolio II and Florida Portfolio by National Portfolio (the “Portfolio”)

On June 26, 2009, the National Portfolio acquired all of the assets and assumed all of the liabilities of the National Portfolio II (formerly Insured National Portfolio) and the AllianceBernstein Municipal Income Fund II—Florida Portfolio (“Florida Portfolio”), pursuant to a plan of reorganization and pursuant to an agreement and plan of acquisition and liquidation approved by the shareholders of National Portfolio II and Florida Portfolio, respectively. On June 26, 2009, the acquisitions were accomplished by a tax-free exchange of 31,451,291 shares of the National Portfolio for 14,988,836 and 15,513,505 shares of National Portfolio II and Florida Portfolio, respectively. The net assets of the National Portfolio, National II Portfolio, and Florida Portfolio immediately before the acquisition were $524,326,255, $144,298,411 and

86	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

$145,012,495 (including $109,537 for National II Portfolio and $10,541,652 for Florida Portfolio of net unrealized appreciation on investments), respectively. Immediately after the acquisition, the combined net assets of the National Portfolio amounted to $813,637,161.

NOTE J

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008 were as follows:

National Portfolio	2009	2008
Distributions paid from:
Ordinary income	$222,320	$101,705
Tax-exempt income	26,350,952	20,826,094

Total distributions paid	$26,573,272	$20,927,799

As of October 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$690,333
Accumulated capital and other losses	(23,257,089	)(a)
Unrealized appreciation/(depreciation)	(7,431,677	)(b)

Total accumulated earnings/(deficit)	$(29,998,433)(c)

(a)

On October 31, 2009, the Portfolio had a net capital loss carryforward of $23,257,089 of which $12,782,055 expires in the year 2010, and $10,475,034 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2009, the Portfolio utilized capital loss carryforwards of $206,685. As a result of the merger with National Portfolio II, the Portfolio acquired a capital loss carryforward of $3,919. Various limitations regarding the utilization of these losses were applied, based on certain provisions in the Internal Revenue Code.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income and merger related item resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment transactions and a net increase to additional paid-in capital. This reclassification had no effect on net assets.

New York Portfolio	2009	2008
Distributions paid from:
Ordinary income	$211,065	$125,341
Tax-exempt income	19,788,392	19,254,256

Total distributions paid	$19,999,457	$19,379,597

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	87

Notes to Financial Statements

As of October 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$224,627
Accumulated capital and other losses	(4,399,263	)(a)
Unrealized appreciation/(depreciation)	9,816,313	(b)

Total accumulated earnings/(deficit)	$5,641,677	(c)

(a)

On October 31, 2009, the Portfolio had a net capital loss carryforward of $4,399,263 of which $3,771,908 expires in the year 2011, $320 expires in the year 2015 and $627,035 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. The Portfolio had $6,973,404 of capital loss carryforwards expire in the fiscal year.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income and capital loss carryforward expiration resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

California Portfolio	2009	2008
Distributions paid from:
Ordinary income	$487,364	$259,921
Tax-exempt income	30,796,991	29,918,348

Total distributions paid	$31,284,355	$30,178,269

As of October 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$138,340
Accumulated capital and other losses	(4,507,535	)(a)
Unrealized appreciation/(depreciation)	9,196,002	(b)

Total accumulated earnings/(deficit)	$4,826,807	(c)

(a)

On October 31, 2009, the Portfolio had a net capital loss carryforward of $4,507,535 expiring in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2009 the Portfolio utilized capital loss carryforwards of $7,398,396. The Portfolio had $3,008,096 of capital loss carryforwards expire in the fiscal year.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

88	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income and capital loss carryforward expiration resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE K

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	89

Notes to Financial Statements

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE L

Subsequent Events

In accordance with U.S. GAAP disclosure requirements on subsequent events, management has evaluated events for possible recognition or disclosure in the financial statements through December 24, 2009, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

90	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class A
	Year Ended October 31,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 8.90	$ 10.03	$ 10.22	$ 10.05		$ 10.13

Income From Investment Operations
Net investment income(a)(b)	.40	.42	.44	.46		.47
Net realized and unrealized gain (loss) on investment transactions	.74	(1.13)	(.19)	.17		(.07)

Net increase (decrease) in net asset value from operations	1.14	(.71)	.25	.63		.40

Less: Dividends
Dividends from net investment income	(.42)	(.42)	(.44)	(.46)		(.48)

Net asset value, end of period	$ 9.62	$ 8.90	$ 10.03	$ 10.22		$ 10.05

Total Return
Total investment return based on net asset value(c)	13.11%	(7.32)%	2.52%	6.43%		3.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$642,319	$401,886	$361,701	$349,884		$337,201
Ratio to average net assets of:
Expenses, net of fee waivers and interest expense	.74%	.68%	.68%	.68	%(d)	.68%
Expenses, before fee waivers	.89%	.91%	.92%	1.01	%(d)	.93	%(e)
Expenses, before waivers, excluding interest expense	.89%	.91%	.92%	.92	%(d)	.93%
Net investment income(a)	4.47%	4.31%	4.38%	4.56	%(d)	4.65%
Portfolio turnover rate	11%	24%	15%	22%		25%

See footnote summary on page 103.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	91

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class B
	Year Ended October 31,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 8.89	$ 10.02	$ 10.21	$ 10.04		$ 10.12

Income From Investment Operations
Net investment income(a)(b)	.34	.35	.37	.39		.40
Net realized and unrealized gain (loss) on investment transactions	.73	(1.13)	(.19)	.17		(.07)

Net increase (decrease) in net asset value from operations	1.07	(.78)	.18	.56		.33

Less: Dividends
Dividends from net investment income	(.35)	(.35)	(.37)	(.39)		(.41)

Net asset value, end of period	$ 9.61	$ 8.89	$ 10.02	$ 10.21		$ 10.04

Total Return
Total investment return based on net asset value(c)	12.35%	(7.97)%	1.81%	5.70%		3.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,492	$14,988	$25,332	$37,399		$49,801
Ratio to average net assets of:
Expenses, net of fee waivers and interest expense	1.44%	1.38%	1.38%	1.38	%(d)	1.38%
Expenses, before fee waivers	1.61%	1.63%	1.63%	1.73	%(d)	1.64	%(e)
Expenses, before waivers, excluding interest expense	1.61%	1.63%	1.63%	1.64	%(d)	1.64%
Net investment income(a)	3.80%	3.61%	3.69%	3.89	%(d)	3.96%
Portfolio turnover rate	11%	24%	15%	22%		25%

See footnote summary on page 103.

92	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class C
	Year Ended October 31,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 8.89	$ 10.02	$ 10.21	$ 10.05		$ 10.13

Income From Investment Operations
Net investment income(a)(b)	.34	.35	.37	.39		.40
Net realized and unrealized gain (loss) on investment transactions	.73	(1.13)	(.19)	.16		(.07)

Net increase (decrease) in net asset value from operations	1.07	(.78)	.18	.55		.33

Less: Dividends
Dividends from net investment income	(.35)	(.35)	(.37)	(.39)		(.41)

Net asset value, end of period	$ 9.61	$ 8.89	$ 10.02	$ 10.21		$ 10.05

Total Return
Total investment return based on net asset value(c)	12.34%	(7.98)%	1.81%	5.59%		3.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$131,971	$63,704	$60,613	$62,447		$61,622
Ratio to average net assets of:
Expenses, net of fee waivers and interest expense	1.44%	1.38%	1.38%	1.38	%(d)	1.38%
Expenses, before fee waivers	1.60%	1.61%	1.62%	1.72	%(d)	1.64	%(e)
Expenses, before waivers, excluding interest expense	1.60%	1.61%	1.62%	1.63	%(d)	1.64%
Net investment income(a)	3.76%	3.61%	3.68%	3.87	%(d)	3.96%
Portfolio turnover rate	11%	24%	15%	22%		25%

See footnote summary on page 103.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	93

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Advisor Class
	Year Ended October 31, 2009	August 6, 2008(f) to October 31, 2008

Net asset value, beginning of period	$ 8.90	$ 9.66

Income From Investment Operations
Net investment income(a)(b)	.42	.09
Net realized and unrealized gain (loss) on investment transactions	.74	(.74)

Net increase (decrease) in net asset value from operations	1.16	(.65)

Less: Dividends
Dividends from net investment income	(.44)	(.11)

Net asset value, end of period	$ 9.62	$ 8.90

Total Return
Total investment return based on net asset value(c)	13.45%	(6.79)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,245	$1,482
Ratio to average net assets of:
Expenses, net of fee waivers	.45%	.38	%(g)
Expenses, before fee waivers	.57%	.69	%(g)
Net investment income(a)	4.55%	5.19	%(g)
Portfolio turnover rate	11%	24%

See footnote summary on page 103.

94	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class A
	Year Ended October 31,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.01	$ 9.82	$ 9.97	$ 9.81		$ 9.93

Income From Investment Operations
Net investment income(a)(b)	.38	.40	.41	.42		.46
Net realized and unrealized gain (loss) on investment transactions	.68	(.81)	(.15)	.16		(.12)

Net increase (decrease) in net asset value from operations	1.06	(.41)	.26	.58		.34

Less: Dividends
Dividends from net investment income	(.38)	(.40)	(.41)	(.42)		(.46)

Net asset value, end of period	$ 9.69	$ 9.01	$ 9.82	$ 9.97		$ 9.81

Total Return
Total investment return based on net asset value(c)	12.03%	(4.31)%	2.62%	6.06%		3.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$444,600	$368,524	$356,989	$320,580		$294,005
Ratio to average net assets of:
Expenses, net of fee waivers	.72%	.58%	.58%	.58	%(d)	.58%
Expenses, before fee waivers	.88%	.88%	.90%	.89	%(d)	.91%
Net investment income(a)	4.09%	4.17%	4.12%	4.27	%(d)	4.62%
Portfolio turnover rate	2%	10%	5%	39%		19%

See footnote summary on page 103.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	95

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class B
	Year Ended October 31,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.00	$ 9.80	$ 9.96	$ 9.80		$ 9.92

Income From Investment Operations
Net investment income(a)(b)	.32	.33	.34	.35		.39
Net realized and unrealized gain (loss) on investment transactions	.68	(.79)	(.16)	.16		(.12)

Net increase (decrease) in net asset value from operations	1.00	(.46)	.18	.51		.27

Less: Dividends
Dividends from net investment income	(.32)	(.34)	(.34)	(.35)		(.39)

Net asset value, end of period	$ 9.68	$ 9.00	$ 9.80	$ 9.96		$ 9.80

Total Return
Total investment return based on net asset value(c)	11.28%	(4.88)%	1.82%	5.33%		2.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,520	$46,000	$74,342	$114,128		$133,746
Ratio to average net assets of:
Expenses, net of fee waivers	1.42%	1.28%	1.28%	1.28	%(d)	1.28%
Expenses, before fee waivers	1.60%	1.60%	1.61%	1.60	%(d)	1.62%
Net investment income(a)	3.43%	3.46%	3.42%	3.59	%(d)	3.93%
Portfolio turnover rate	2%	10%	5%	39%		19%

See footnote summary on page 103.

96	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class C
	Year Ended October 31,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.01	$ 9.81	$ 9.96	$ 9.80		$ 9.92

Income From Investment Operations
Net investment income(a)(b)	.31	.33	.34	.35		.39
Net realized and unrealized gain (loss) on investment transactions	.68	(.79)	(.15)	.16		(.12)

Net increase (decrease) in net asset value from operations	.99	(.46)	.19	.51		.27

Less: Dividends
Dividends from net investment income	(.32)	(.34)	(.34)	(.35)		(.39)

Net asset value, end of period	$ 9.68	$ 9.01	$ 9.81	$ 9.96		$ 9.80

Total Return
Total investment return based on net asset value(c)	11.14%	(4.88)%	1.91%	5.32%		2.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$67,718	$49,821	$46,305	$48,022		$45,956
Ratio to average net assets of:
Expenses, net of fee waivers	1.42%	1.28%	1.28%	1.28	%(d)	1.28%
Expenses, before fee waivers	1.58%	1.58%	1.60%	1.60	%(d)	1.61%
Net investment income(a)	3.38%	3.47%	3.43%	3.58	%(d)	3.92%
Portfolio turnover rate	2%	10%	5%	39%		19%

See footnote summary on page 103.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	97

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Advisor Class
	Year Ended October 31, 2009	August 6, 2008(f) to October 31, 2008

Net asset value, beginning of period	$ 9.02	$ 9.60

Income From Investment Operations
Net investment income(a)(b)	.41	.08
Net realized and unrealized gain (loss) on investment transactions	.67	(.56)

Net increase (decrease) in net asset value from operations	1.08	(.48)

Less: Dividends
Dividends from net investment income	(.41)	(.10)

Net asset value, end of period	$ 9.69	$ 9.02

Total Return
Total investment return based on net asset value(c)	12.25%	(4.98)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,584	$4,868
Ratio to average net assets of:
Expenses, net of fee waivers	.42%	.28	%(g)
Expenses, before fee waivers	.58%	.49	%(g)
Net investment income(a)	4.37%	4.95	%(g)
Portfolio turnover rate	2%	10%

See footnote summary on page 103.

98	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Portfolio
	Class A
	Year Ended October 31,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.85	$ 10.88	$ 11.07	$ 10.86		$ 10.93

Income From Investment Operations
Net investment income(a)(b)	.47	.46	.46	.47		.48
Net realized and unrealized gain (loss) on investment transactions	.64	(1.04)	(.20)	.21		(.07)

Net increase (decrease) in net asset value from operations	1.11	(.58)	.26	.68		.41

Less: Dividends
Dividends from net investment income	(.45)	(.45)	(.45)	(.47)		(.48)

Net asset value, end of period	$ 10.51	$ 9.85	$ 10.88	$ 11.07		$ 10.86

Total Return
Total investment return based on net asset value(c)	11.56%	(5.52)%	2.45%	6.42%		3.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$610,558	$553,120	$594,039	$594,150		$590,042
Ratio to average net assets of:
Expenses, net of fee waivers	.75%	.77%	.77%	.77	%(d)	.77%
Expenses, before fee waivers	.86%	.85%	.85%	.85	%(d)	.86%
Net investment income(a)	4.61%	4.30%	4.19%	4.33	%(d)	4.36%
Portfolio turnover rate	9%	2%	21%	10%		17%

See footnote summary on page 103.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	99

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Portfolio
	Class B
	Year Ended October 31,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.84	$ 10.87	$ 11.07	$ 10.86		$ 10.93

Income From Investment Operations
Net investment income(a)(b)	.39	.38	.38	.40		.40
Net realized and unrealized gain (loss) on investment transactions	.65	(1.03)	(.20)	.21		(.07)

Net increase (decrease) in net asset value from operations	1.04	(.65)	.18	.61		.33

Less: Dividends
Dividends from net investment income	(.38)	(.38)	(.38)	(.40)		(.40)

Net asset value, end of period	$ 10.50	$ 9.84	$ 10.87	$ 11.07		$ 10.86

Total Return
Total investment return based on net asset value(c)	10.80%	(6.18)%	1.65%	5.69%		3.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,845	$16,413	$43,581	$80,928		$122,128
Ratio to average net assets of:
Expenses, net of fee waivers	1.45%	1.47%	1.47%	1.47	%(d)	1.47%
Expenses, before fee waivers	1.57%	1.56%	1.56%	1.56	%(d)	1.56%
Net investment income(a)	3.93%	3.57%	3.48%	3.64	%(d)	3.66%
Portfolio turnover rate	9%	2%	21%	10%		17%

See footnote summary on page 103.

100	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Portfolio
	Class C
	Year Ended October 31,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.84	$ 10.88	$ 11.07	$ 10.86		$ 10.93

Income From Investment Operations
Net investment income(a)(b)	.39	.38	.38	.40		.40
Net realized and unrealized gain (loss) on investment transactions	.65	(1.04)	(.19)	.21		(.07)

Net increase (decrease) in net asset value from operations	1.04	(.66)	.19	.61		.33

Less: Dividends
Dividends from net investment income	(.38)	(.38)	(.38)	(.40)		(.40)

Net asset value, end of period	$ 10.50	$ 9.84	$ 10.88	$ 11.07		$ 10.86

Total Return
Total investment return based on net asset value(c)	10.79%	(6.28)%	1.73%	5.69%		3.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$118,726	$101,126	$111,697	$120,731		$125,067
Ratio to average net assets of:
Expenses, net of fee waivers	1.45%	1.47%	1.47%	1.47	%(d)	1.47%
Expenses, before fee waivers	1.56%	1.55%	1.55%	1.56	%(d)	1.56%
Net investment income(a)	3.91%	3.60%	3.49%	3.64	%(d)	3.66%
Portfolio turnover rate	9%	2%	21%	10%		17%

See footnote summary on page 103.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	101

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Portfolio
	Advisor Class
	Year Ended October 31, 2009	August 6, 2008(f) to October 31, 2008

Net asset value, beginning of period	$ 9.85	$ 10.51

Income From Investment Operations
Net investment income(a)(b)	.48	.08
Net realized and unrealized gain (loss) on investment transactions	.66	(.63)

Net increase (decrease) in net asset value from operations	1.14	(.55)

Less: Dividends
Dividends from net investment income	(.48)	(.11)

Net asset value, end of period	$ 10.51	$ 9.85

Total Return
Total investment return based on net asset value(c)	11.89%	(5.20)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,455	$1,735
Ratio to average net assets of:
Expenses, net of fee waivers	.45%	.47	%(g)
Expenses, before fee waivers	.55%	.55	%(g)
Net investment income(a)	4.80%	4.98	%(g)
Portfolio turnover rate	9%	2%

See footnote summary on page 103.

102	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

(a)	Net of fees waived by the Adviser.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to cost of proxy solicitation.

(e)	During 2006, in accordance with U.S. GAAP, the Fund determined that the criteria for sale accounting had not been met for certain transfers of municipal bonds and that the transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the National Portfolio has restated the expense ratios for the year ended October 31, 2005 to give effect to recording the transfers of the municipal bonds as secured borrowings. The effects of the restatement have no effect on the previously reported net assets.

	Class A		Class B		Class C
	Previously Reported	Restated	Previously Reported	Restated	Previously Reported	Restated
Ratio to average net assets of:
Expenses, before fee waivers	.93%	1.14%	1.64%	1.85%	1.64%	1.85%
Expense, before waivers excluding interest expense	N/A	.94%	N/A	1.65%	N/A	1.65%

(f)	Commencement of operations

(g)	Annualized

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	103

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Municipal Income Fund, Inc. and Shareholders of the National Portfolio, California Portfolio and New York Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) (comprising, respectively, the National, California and New York Portfolios; the “Portfolios”) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the AllianceBernstein Municipal Income Fund, Inc. at October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 24, 2009

104	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

The Portfolios designated the following for the fiscal year ended October 31, 2009:

Portfolio	Exempt-Interest Dividends
National	$26,350,952
New York	19,788,392
California	30,796,991

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2010.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	105

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Robert B. (Guy) Davidson III,(2) Senior Vice President

Douglas J. Peebles, Senior Vice President

Michael G. Brooks,(2) Vice President

Fred S. Cohen,(2) Vice President

Terrance T. Hults,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolios’ portfolios are made by the Municipal Bond Investment Team. Messrs. Brooks, Cohen, Davidson and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios.

106	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #,+ 77 (1998)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	86	None

John H. Dobkin, # 67 (1998)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	84	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	84	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	84	Cirrus Logic Corporation (semi-conductors)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	107

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	84	None

Garry L. Moody, # 57 (2007)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	83	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	84	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

108	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	84	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	109

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of AllianceBernstein L.P. (the “Adviser”)** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Robert B. (Guy) Davidson III 48	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Douglas J. Peebles 44	Senior Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2004.

Michael G. Brooks 61	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Fred S. Cohen 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Terrance T. Hults 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

110	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Phyllis J. Clarke 48	Controller	Vice President of ABIS**, with which she has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without a charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	111

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Municipal Income Fund, Inc. (the “Fund”), in respect of the following Portfolios:2

California Portfolio

Insured California Portfolio

Insured National Portfolio

National Portfolio

New York Portfolio

The evaluation of the Investment Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the ‘40 Act) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 22, 2008.

2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolios.

112	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS, & RATIOS

The Adviser proposed that the Portfolios pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee	Fund
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Municipal Income Fund, Inc.

The Portfolios’ net assets on September 30, 2008 are set forth below:

Portfolio	Net Assets ($MM)
California Portfolio	$704.2
Insured California Portfolio	$87.8
Insured National Portfolio	$142.8
National Portfolio	$501.4
New York Portfolio	$485.8

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative, and other services provided to the Portfolios. Indicated below are the reimbursement amounts which the Adviser received from the Portfolios during their most recently completed fiscal year:

Portfolio	Amount	As a % of Average Daily Net Assets
California Portfolio	$47,000	0.01%
Insured California Portfolio	$49,000	0.08%
Insured National Portfolio	$47,000	0.07%
National Portfolio	$49,000	0.02%
New York Portfolio	$50,000	0.02%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse certain of the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratios to the amounts set forth below for each Portfolio’s current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Portfolios’ fiscal year

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	113

upon at least 60 days written notice. In addition, set forth below are the Portfolios’ gross expense ratios, annualized for the most recent semi-annual period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
California Portfolio[4]	Advisor Class A Class B Class C	0.47 0.77 1.47 1.47	% % % %	0.51 0.86 1.57 1.56	%[5] % % %	October 31

Insured National Portfolio	Class A Class B Class C	1.04 1.74 1.74	% % %	1.08 1.80 1.79	% % %	October 31

National Portfolio[4]	Advisor Class A Class B Class C	0.38 0.68 1.38 1.38	% % % %	0.56 0.92 1.64 1.63	%[5] % % %	October 31

New York Portfolio[4]	Advisor Class A Class B Class C	0.28 0.58 1.28 1.28	% % % %	0.59 0.90 1.62 1.61	%[5] % % %	October 31

Set forth below are annualized total expense ratios of Insured California Portfolio, which does not have an expense limitation undertaking:

Portfolio	Total Expense Ratios		Fiscal Year End
Insured California Portfolio	Class A Class B Class C	1.08% 1.79% 1.78%	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as

4	Effective January 1, 2009, the expense caps for the California Portfolio, National Portfolio and New York Portfolio will be 0.75%, 1.45%, and 1.45% for Classes A, B, and C, respectively.

5	Advisor Class inception date: August 7, 2008. Gross expense ratio based on the period August 7, 2008 through August 31, 2008.

114	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

previously noted, a portion of these expenses are reimbursed by the Portfolios to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios. However, with respect to the Portfolios, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as any of the Portfolios. It should be noted that the Adviser has represented that it does manage separately managed accounts that invest principally in municipal securities but those mandates have substantially lower risk profile (credit and interest rate risk) than the Portfolios.

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Several portfolios of SCB Fund have a somewhat similar investment style to certain of the Portfolios and their advisory fee schedules are set forth below. Also presented are what would have been the effective advisory fees of the Portfolios had the SCB Fund fee schedule been applicable to those Portfolios versus the Portfolios’ advisory fees based on September 30, 2008 net assets.

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
California Portfolio	Short Duration California Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	115

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
California Portfolio	California Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

National Portfolio	Short Duration Diversified Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

National Portfolio	Diversified Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

New York Portfolio	Short Duration New York Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

New York Portfolio	New York Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolios’ rankings with respect to the proposed management fee relative to the median of the Portfolios’ Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.6

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment

6	The contractual management fee is calculated by Lipper using the Portfolios’ contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

116	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.7 An EG will typically consist of seven to twenty funds.

The original EG of Insured California Portfolio had an insufficient number of peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolio’s EG to include peers that had a similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee (%)[8]	Lipper Exp. Group Median (%)	Rank
California Portfolio	0.450	0.497	4/13
Insured California Portfolio	0.450	0.525	1/8
Insured National Portfolio	0.450	0.500	1/7
National Portfolio	0.450	0.545	2/17
New York Portfolio[9]	0.450	0.533	3/11

Because Lipper had expanded Insured California Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification.10 A “normal” EU will include funds that have the same investment objective/classification as the subject fund.11 Set

7	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee rate for the Portfolio does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any management waivers or expense reimbursements for expense caps that effectively reduce the effective (actual) advisory fee rate.

9	Note that one of the Portfolio’s peers is excluded in the contractual management fee rankings because Lipper is unable to calculate the fund’s contractual management fee due to the fund’s breakpoint gross income component.

10	The expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested only that the EGs be expanded.

11	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	117

forth below is a comparison of the Portfolios’ total expense ratios and the medians of the Portfolios’ EG and EU. The Portfolios’ total expense ratio rankings are also shown:

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
California Portfolio	0.769	0.785	6/13	0.820	10/31
pro-forma[13]	0.750	0.785	6/13	0.820	10/31

Insured California Portfolio[14]	1.081	0.916	7/8	0.796	43/45

Insured National Portfolio	1.040	0.905	6/7	0.874	11/13

National Portfolio	0.679	0.834	1/17	0.824	7/57
pro-forma[14]	0.750	0.834	2/17	0.824	13/57

New York Portfolio	0.579	0.755	1/12	0.780	1/26
pro-forma[14]	0.750	0.755	5/12	0.780	9/26

Based on this analysis, except for National Portfolio, which has equally favorable rankings on a pro-forma basis for total expense ratio, the Portfolios have a more favorable ranking on a management fee basis than they do on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolios prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to all of the Portfolios decreased during calendar year 2007 relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may

12	Most recently completed fiscal year Class A share total expense ratio.

13	Pro-forma shows what the total expense ratio of the Portfolio would have been had changes made to the expense cap been in effect during the Portfolio’s entire fiscal year.

14	The Portfolio’s EU was expanded by Lipper under standard Lipper guidelines.

118	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolios’ principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.15

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
California Portfolio	$40,665
Insured California Portfolio	$2,396
Insured National Portfolio	$5,397
National Portfolio	$27,889
New York Portfolio	$29,443

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
California Portfolio	$3,596,988	$26,308
Insured California Portfolio	$500,559	$26,308
Insured National Portfolio	$562,063	$7,160
National Portfolio	$1,988,826	$34,915
New York Portfolio	$2,450,112	$65,597

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	119

for the Portfolios, are charged on a per account basis, based on the level of the service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. Set forth below are the net fees which ABIS retained from the Portfolios during the Portfolios’ most recently completed fiscal year:16

Portfolio	ABIS Fee	Expense Offset
California Portfolio	$151,315	$13,532
Insured California Portfolio	$22,129	$1,964
Insured National Portfolio	$49,443	$5,654
National Portfolio	$175,149	$20,121
New York Portfolio	$149,818	$17,733

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study was originally published in 2002 based on 1997 data.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

120	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $590 billion as of September 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolios20 relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2008.22

California Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.01	0.52	0.04	4/13	10/34
3 year	2.75	2.29	2.14	2/13	3/32
5 year	4.74	3.84	3.88	1/12	1/31
10 year	4.24	4.20	4.17	5/11	9/26

Insured California Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.15	-0.50	2.65	1/3	29/34
3 year	2.20	1.76	2.65	1/3	29/33
5 year	3.76	3.27	3.60	1/3	11/33
10 year	4.13	3.89	4.28	1/3	22/33

20	The performance returns and rankings are for the Class A shares of the Portfolios. It should be noted that the performance returns of the Portfolios that were shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolios’ performance returns. However, differences in distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolios to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolios, as reported by the Adviser, are provided instead of Lipper.

21	The Portfolios PG/PU may not be necessarily identical to the Portfolios EG/EU as the criteria for including or excluding a fund in/from a PG/PU are somewhat different than that of an EU/EG.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	121

Insured National Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	2.07	2.31	2.02	5/7	6/13
3 year	2.75	2.52	2.35	2/7	2/13
5 year	4.67	3.45	3.44	1/7	1/13
10 year	4.14	4.06	4.03	3/7	4/13

National Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	0.62	0.62	1.00	9/17	38/61
3 year	2.79	2.22	2.32	4/17	14/59
5 year	4.66	3.64	3.64	1/16	2/58
10 year	3.85	3.85	4.04	8/15	33/49

New York Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	2.29	1.79	1.60	5/12	10/29
3 year	3.09	2.54	2.46	2/11	3/27
5 year	4.66	3.85	3.86	1/11	2/27
10 year	4.36	4.29	4.26	4/10	8/23

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)23 versus its benchmarks.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25 Note that each Portfolio’s benchmark is the Lehman Brothers Municipal Bond Index.

	Periods Ending July 31, 2008 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
California Portfolio	1.01	2.75	4.74	4.24	6.32	4.44	0.16	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	6.44	4.04	0.33	10
Inception Date: December 29, 1986

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.

24	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2008.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

122	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

	Periods Ending July 31, 2008 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Insured California Portfolio	1.15	2.20	3.76	4.13	6.21	5.34	0.12	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	6.99	4.04	0.33	10
Inception Date: November 21, 1985

Insured National Portfolio	2.07	2.75	4.67	4.14	6.09	4.45	0.14	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	6.44	4.04	0.33	10
Inception Date: December 29, 1986

National Portfolio	0.62	2.79	4.66	3.85	6.16	3.96	0.08	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	6.44	4.04	0.33	10
Inception Date: December 29, 1986

New York Portfolio	2.29	3.09	4.66	4.36	5.97	3.93	0.20	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	6.44	4.04	0.33	10
Inception Date: December 29, 1986

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	123

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

US Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

124	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105 800.221.5672

MI-0151-1009

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
California Portfolio	2008	$35,110	$3,440	$13,625
	2009	$31,920	$4,699	$6,440

Insured California Portfolio	2008	$35,110	$3,440	$13,625
	2009	$—	$—	$—

Insured National Portfolio	2008	$35,110	$3,440	$13,625
	2009	$—	$—	$—

National Portfolio	2008	$35,110	$3,440	$13,625
	2009	$31,920	$4,389	$5,790

New York Portfolio	2008	$35,110	$3,440	$13,625
	2009	$31,920	$2,422	$5,790

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
California Portfolio	2008	$977,410	$160,184
			$(146,559)
			$(13,625)
	2009	$785,796	$254,985
			$(248,545)
			$(6,440)

Insured California Portfolio	2008	$977,410	$160,184
			$(146,559)
			$(13,625)
	2009	$—	$—
			$—
			$—

Insured National Portfolio	2008	$977,410	$160,184
			$(146,559)
			$(13,625)
	2009	$—	$—
			$—
			$—

National Portfolio	2008	$977,410	$160,184
			$(146,559)
			$(13,625)
	2009	$784,835	$254,025
			$(248,235)
			$(5,790)

New York Portfolio	2008	$977,410	$160,184
			$(146,559)
			$(13,625)
	2009	$782,868	$252,058
			$(246,268)
			$(5,790)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Municipal Income Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: December 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: December 28, 2009

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: December 28, 2009